As filed with the Securities and Exchange Commission on February 2, 2026

Securities Act File No. 333-292307

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No. ☐

MSD INVESTMENT CORP.

(Exact name of registrant as specified in charter)

550 Madison Ave, 20th Floor

New York, New York 10022

(212) 303-4728

(Address and telephone number, including area code, of principal executive offices)

Saritha Reddy

Chief Compliance Officer

MSD Investment Corp.

550 Madison Ave, 20th Floor

New York, New York 10022

(Name and address of agent for service)

COPIES TO:

Monica J. Shilling Van Whiting Kirkland & Ellis LLP 2049 Century Park East, 37th Floor Los Angeles, California 90067 (310) 552-4200	Nicole M. Runyan Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

This Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1993, as amended.

The information in this preliminary prospectus is not complete and may be changed. We may not complete exchange offers until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 2, 2026

PRELIMINARY PROSPECTUS

MSD Investment Corp.

Offer to Exchange

$500,000,000 aggregate principal amount of 6.250% Notes due 2030

For

$500,000,000 aggregate principal amount of 6.250% Notes due 2030

Registered under the Securities Act of 1933, as amended

MSD Investment Corp., a Maryland corporation (together, with its consolidated subsidiaries, the “Company,” “we,” “us” or “our”), is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are offering to exchange all of our outstanding 6.250% Notes due 2030 (the “Restricted Notes”) that were issued in a transaction on April 2, 2025 not requiring registration with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) for an equal aggregate principal amount of our new 6.250% Notes due 2030 that have been registered with the SEC under the Securities Act (the “Exchange Notes”). We refer to the Restricted Notes and Exchange Notes collectively as the “Notes.” We will pay interest on the Notes on May 31 and November 30 of each year. The Notes will mature on May 31, 2030.

If you participate in the exchange offer, you will receive Exchange Notes for the Restricted Notes that you validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes. If an active trading market in the Exchange Notes does not develop, you may not be able to resell the Exchange Notes at their fair market value or at all.

We may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption “Description of the Exchange Notes — Optional Redemption” in this prospectus. In addition, holders of the Notes can require us to repurchase the Notes at 100% of their principal amount upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Exchange Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by us, rank effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Our investment objective is to maximize dividend yields by investing in a broad range of portfolio companies, primarily through senior secured loans and notes where we believe the probability of losses are limited and the opportunity to generate attractive risk adjusted returns is maximized. Our Adviser (as defined below) seeks to execute this strategy by continuing its long history of leveraging its network to source and diligence what it believes to be attractive opportunities across a broad range of industries. The strategy is executed by a team of experienced investment professionals who have more than a 20-year history of successfully deploying capital in both liquid and illiquid investments.

BDT & MSD BDC Management, LLC, a Delaware limited liability company, serves as our investment adviser (our “Adviser”) and our administrator (our “Administrator”). MSD Partners, L.P., a Delaware limited partnership, served as our investment adviser prior to June 30, 2025 and our administrator prior to August 11, 2025.

Investing in the Notes involves risks that are described in the “Risk Factors” section beginning on page 16 of this prospectus, including the risk of leverage.

This prospectus and the documents incorporated by reference herein provide important information about us that you should know before investing in the Exchange Notes. Please read this prospectus, and the documents incorporated by reference herein, before you invest and keep it for future reference. See “Incorporation of Certain Information by Reference” for additional detail regarding those documents incorporated by reference into this prospectus. We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC. This information is available free of charge by contacting Investor Relations by telephone at (212) 303-5499, by email at IR@bdtmsd.com or mailing your request to MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, New York 10022. To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on     ,  . The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus.

THE EXCHANGE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on      ,  , unless extended.

We will exchange all the Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

While a trading market developed after issuing the Restricted Notes, we cannot assure you that an active and liquid market for the Restricted Notes will be maintained or that a trading market will develop for the Exchange Notes, and we do not intend to list the Restricted Notes or the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

The date of this prospectus is     ,

We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in, or incorporated by reference in this prospectus is, or will be, accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since any such date.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

i

FORWARD-LOOKING STATEMENTS

Some of the statements included or incorporated by reference in this prospectus constitute forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed on such forward-looking statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, this offering, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements include these words. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

•	changes in the general economy, including those caused by tariffs and trade disputes with other countries, changes in inflation and risk of recession;

•	the return or impact of current and future investments;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the impact of a contraction of available credit and/or an inability to access the equity or debt markets;

•	the impact of interest rate volatility and currency fluctuations;

•

political and regulatory conditions that contribute to uncertainty and market volatility including the impact of any prolonged government shutdowns as well as the legislative, regulatory, trade, immigration and other policies associated with the current U.S. presidential administration;

•	our or our portfolio companies’ future operating results or prospects;

•	the impact of interest rate volatility and inflation rates and the risk of recession on us or our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the ability of our portfolio companies to achieve their objectives;

•	competition with other entities and our affiliates for investment opportunities;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our use of financial leverage;

•

the impact of geopolitical conditions, including the potential for increased tariffs and trade barriers, revolution, insurgency, terrorism or war, including those arising out of the ongoing wars between Russia and Ukraine and Israel and Iran, as well as other ongoing conflicts in the Middle East, and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union, China, and other countries;

•	the impact that environmental, social, and governance matters could have on us or our portfolio companies;

•	the ability of our Adviser to source suitable investments for us and to monitor and administer our investments;

•	the ability of our Adviser or its affiliates to attract and retain highly talented professionals; and

•	the effect of legal, tax and regulatory changes on our business and our portfolio companies.

ii

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus or document incorporated by reference herein should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or other information incorporated herein by reference, as applicable. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained in this prospectus, or any documents incorporated by reference herein, except as required by applicable law. The safe harbor provisions of Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), which preclude civil liability for certain forward-looking statements, do not apply to the forward-looking statements in this prospectus because we are a BDC. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements or from our historical performance for any reason, including the factors set forth in “Risk Factors” in this prospectus and the other information included in this prospectus, including the documents we incorporate by reference herein. In addition to the information set forth in “Risk Factors” below and the other information set forth in this prospectus, you should carefully consider the information included in the documents we incorporate by reference herein and in our other filings with the SEC, including the risk factors set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 19, 2025 (File No. 814-01481) (“2024 Annual Report”) and in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025, filed with the SEC on November  14, 2025 (File No. 814-01481) (“Q3 2025 Quarterly Report”). These factors could materially affect our business, financial condition and/or operating results.

iii

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in or incorporated by reference into this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and the documents incorporated by reference into this prospectus before making a decision to invest in the Exchange Notes, and especially the information set forth under the heading “Risk Factors” in this prospectus and any document incorporated by reference into this prospectus, including our 2024 Annual Report and our Q3 2025 Quarterly Report, which are incorporated by reference herein. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Company” and “MSD Investment Corp.” refer to MSD Investment Corp. and its consolidated subsidiaries; “Adviser” and “our investment adviser,” prior to June 30, 2025, refer to MSD Partners, L.P. (“MSD”), and, subsequent to June 30, 2025, refer to BDT & MSD BDC Management, LLC (“BDT & MSD BDC Management”), each in their capacity as our investment adviser; and “Administrator” and “our administrator” prior to August 11, 2025, refer to MSD, and subsequent to August 11, 2025, refer to BDT & MSD BDC Management, each in their capacity as our administrator. “BDT & MSD” means, collectively, BDT & MSD Holdings, L.P. (“BDT”), together with BDT Capital Partners, LLC (“BDT Capital”), MSD, BDT & MSD BDC Management and their affiliated entities.

Overview

We are a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a non-diversified investment company within the meaning of the 1940 Act, we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. In addition, we have elected, and intend to continue to qualify, to be treated for U.S. federal income tax purposes as a as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, we must, among other requirements, meet certain source-of-income and asset diversification requirements and timely distribute to our shareholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level taxes on any income that we distribute to our shareholders provided that we satisfy those requirements.

Our investment objective is to maximize dividend yields by investing in a broad range of portfolio companies, primarily through senior secured loans and notes where we believe the probability of losses are limited and the opportunity to generate attractive risk adjusted returns is maximized. Our Adviser expects to execute this strategy by continuing its long history of leveraging its network to source and diligence what we believe to be attractive opportunities across a broad range of industries. The strategy is executed by a team of experienced investment professionals who have more than a 20-year history of successfully deploying capital in both liquid and illiquid opportunities. We may invest in non-U.S. investments, convertible securities, structured investments (including junior and equity tranches) and real estate on a limited basis, if at all.

Our portfolio is comprised primarily of senior secured loans and notes sourced in both the private and more broadly syndicated markets. While we focus primarily on investing in senior secured loans, we have a flexible mandate that allows us to invest across the capital structure, including, in first and second lien debt, notes, bonds, preferred and mezzanine securities and, on a limited basis, equities. First-lien debt may include traditional first-lien senior secured loans or unitranche loans that combine the characteristics of traditional first lien senior secured loans with second lien and subordinated loans. Unitranche loans are often a potentially attractive way to mitigate downside risk because of their seniority in the capital structure, while potentially realizing higher returns by providing more leverage than would be typical for traditional first lien senior secured debt.

We source opportunities through industry relationships as well as BDT & MSD’s advisory capabilities and referrals from its network. Our Adviser invests across a wide range of industries and asset classes and has an extensive network that spans most industries.

Our strategy is principally executed by our Adviser’s credit team (the “Credit Team”), led by senior investment professionals with an average of 29 years of experience in sourcing and investing. Our Adviser’s senior investment professionals have demonstrated investment expertise throughout the lifecycle of credit markets. As a consequence, we are well positioned to invest across a wide array of industries and opportunities. The team has a highly disciplined, fundamental, research-intensive approach to investing, where downside risk assessment is central to each investment decision.

Our Adviser

BDT & MSD BDC Management, LLC serves as our investment adviser pursuant to an investment advisory agreement originally entered into between us and MSD (in such capacity, the “Prior Adviser”), a Delaware limited partnership, dated January 1, 2023, as amended on June 30, 2025 to reflect the appointment of the Adviser to serve as investment adviser in place of the Prior Adviser (as amended, the “Advisory Agreement”). Each of the Adviser and the Prior Adviser are wholly-owned subsidiaries of BDT, an affiliate of BDT Capital, an SEC-registered investment adviser, and BDT & MSD Partners, LLC, an SEC registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). The Adviser was appointed in place of the Prior Adviser in connection with the internal reorganization of the advisers controlled by BDT, the ultimate parent company of the Adviser and the Prior Adviser, and there were no changes to the advisory services provided to us, including no changes in the personnel providing the advisory services or any changes to the advisory fees payable by us. Our Adviser is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our Adviser provides certain investment advisory and management services to us.

Our Adviser is responsible for the overall management of our business and activities pursuant to the Advisory Agreement. Our Adviser manages our loans and day-to-day operations, subject at all times to the terms and conditions set forth in the Advisory Agreement and such further limitations or parameters as may be imposed from time to time by the Board of Directors of the Company (the “Board”). Under the Advisory Agreement, our Adviser has contractual responsibilities to us, including to provide us with a management team (whether our Adviser’s own employees or individuals for which our Adviser has contracted with other parties to provide services to its clients), who are our executive officers, and members of the investment committee.

Our Administrator

BDT & MSD BDC Management, LLC serves as our administrator pursuant to an Administration Agreement originally entered into between us and MSD (in such capacity, the “Prior Administrator”), dated January 1, 2023, as amended on August 11, 2025 to reflect the appointment of the Administrator to serve as administrator in place of the Prior Administrator (as amended, the “Administration Agreement”). Each of the Administrator and the Prior Administrator are wholly-owned subsidiaries of BDT, an affiliate of BDT Capital, MSD and BDT & MSD Partners, LLC. The Administrator was appointed in place of the Prior Administrator in connection with the internal reorganization of certain entities controlled by BDT, the ultimate parent company of the Administrator and the Prior Administrator, and there were no changes to the services provided to us.

Our Administrator may retain a sub-administrator to provide certain administrative services to us and enter in a sub-administration agreement.

Pursuant to the Administration Agreement, our Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities.

Our Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, assisting us with the preparation of the financial records that we are required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. Our Administrator also assists us in determining and publishing our net asset value (“NAV”), overseeing the preparation and filing of tax returns, printing and disseminating reports to shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to us by others. At the request of our Adviser, our Administrator will also provide (or cause to be provided) managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Portfolio Characteristics

As of September 30, 2025, we had investments in 89 portfolio companies with a fair value of approximately $5.62 billion. As of September 30, 2025, on a fair value basis, approximately 98.28% of our investments were in first lien debt, 1.19% were in second lien debt, 0.03% were in subordinated debt and 0.50% were in equity and other investments. As of September 30, 2025, the largest industry in our portfolio was Business Services, which represents approximately 14.97% of our investments at fair value. As of September 30, 2025, on a fair value basis, approximately 98.6% of our performing debt investments bore interest at a floating rate and approximately 1.4% of our performing debt investments bore interest at a fixed rate. As of September 30, 2025, the weighted average years to maturity on our debt investments was 4.54 years. As of September 30, 2025, our leverage ratio was 51.9%.

Target Investment Criteria

We focus on sourcing opportunities in businesses that tend to exhibit some or all of the following characteristics:

•

History of Predictable, Positive Free Cash Flow. We seek to invest in companies that have a multi-year history of positive free cash flow that can be identified from audited financial statements. We attempt to manage adjustments when evaluating the predictability of cashflow streams as we believe that history can be a strong indicator of future performance.

•

Experienced Management Teams. We seek to invest in companies with management teams that have a successful history managing businesses in their respective industries. We perform reference checks on key members of management and frequently develop relationships with management teams that are helpful in allowing us to monitor performance and anticipate future financing needs.

•

Flexible Cost Structure. In our experience, companies with flexible cost structures provide a higher degree of downside protection than those with a high degree of operational leverage. As a result, we look to invest in businesses where cost structures are more variable in nature.

•

Defensive Industries. We seek to invest in companies in defensive industries that can succeed throughout economic environments. In instances where we have been exposed to more cyclical industries, we have focused on lower loan-to-value opportunities collateralized by hard assets or long-term contractual cash flows with high quality counterparties.

•

Reasonable Leverage. We seek to invest in businesses whose owners and management teams are focused on reasonable leverage relative to both the asset value and cash flow generation in all operating environments, avoiding businesses whose business models and economics depend heavily on leverage.

•

Regulatory certainty. We seek to invest in opportunities that exhibit a stable regulatory environment, and where changes in regulations are unlikely to materially impact the value of our collateral and cash flows of the business.

•

Low competitive intensity. We have historically preferred investing in businesses in industries where competition is low, and barriers to entry are high, resulting in less price competition, the ability to pass through inflationary costs, and generally higher margins and return on assets.

Investment Process

Origination/Pre-Screen. The Credit Team will source opportunities through the Team’s and broader BDT & MSD’s network of relationships with families and founders, companies, brokers, and private equity firms. We believe these relationships and the brand that BDT & MSD has built enables them to maximize deal flow, engage in a highly selective investment process, and provide the opportunity to construct a well-diversified portfolio. As opportunities are sourced, the investment team, which is generally composed of a portfolio manager, and other team members, as applicable, (the “Investment Team”), reviews the offering memorandum and other high-level information and screens the deal to determine if it fits BDT & MSD’s target investment criteria, taking into consideration economic terms and structure. In addition, the Team engages other BDT & MSD investment teams to understand any work previously performed in evaluating similar businesses or the respective industry. The screening process concludes with a discussion among the applicable investment committee whether to proceed with the opportunity. The Investment Team considers sponsor track record and reputation when deciding whether to pursue an investment.

Credit Evaluation. Once the decision has been made to move forward with an investment opportunity, a team of investment professionals will begin the formal due diligence process. This may include signing a confidentiality agreement or non-disclosure agreement to gain access to relevant financial and operational data for the underlying company. The Investment Team may attend meetings or phone calls with the prospective company’s management team, review historical audits, review forecasted financial information and third-party diligence reports, conduct independent research, engage experts in the relevant industry, and perform an analysis of base case and downside scenarios. The Investment Team also contacts BDT & MSD’s legal and/or transactional teams to discuss the transaction, and gain insight into key issues that might be relevant in evaluating the credit and negotiating the terms. Throughout this process, the Investment Team and the portfolio managers communicate on a regular basis to discuss any diligence findings that materially alter the initial thesis. If we do not find a material issue in the underwriting process, and we are selected by the counterparty, we will move to the documentation stage.

Documentation. Once we move to definitive documentation, we engage our internal team of lawyers who—along with select third-party counsel, where applicable, with relevant sector expertise—work closely with the deal team to ensure that the documents reflect the Company’s agreement with the borrower.

Investment Monitoring. Once an investment has closed, the Investment Team that completed the underwriting will generally remain in charge of monitoring the investment. We take an active approach to monitoring all of our investments, including quarterly calls with management, updating internal financial and operational performance tracking, and evaluating comparable companies’ performance to benchmark the performance of our underlying portfolio companies. We hold weekly meetings with the Credit Team to discuss our portfolio companies, and we hold weekly meetings with the entire firm where we discuss macroeconomic news that may impact our individual portfolio companies.

Exit Strategies/Refinancing. While we generally expect to exit most investments through the refinancing or repayment of our debt, we may also engage in secondary market sales of investments.

Risk Ratings

We monitor the operational and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments in the underlying company or industry that may alter any material element of our original investment thesis. We discuss each position at least once quarterly to ensure the

Investment Team, and the portfolio managers, are apprised of any material developments and to determine any required portfolio management actions.

We utilize an investment rating system to monitor the credit profile of our underlying portfolio companies. We use a five-level rating scale to classify individual investments.

•	Investment Rating 1 – Investment is performing materially above expectations;

•	Investment Rating 2 – Investment is performing above expectations;

•	Investment Rating 3 – Investment is performing materially with expectations. All new loans received a rating of 3 at initial investment;

•

Investment Rating 4 – Investment is performing materially below expectations. Investments with a rating of 4 receive more frequent attention from our team as the risks of impairment have increased substantially since investment. Loss of principal is not expected, however there may be lost interest; and

•	Investment Rating 5 – Investment is performing materially below expectations and there is a high probability of impairment. Loss of principal and interest is probable.

Target Portfolio Characteristics

We aim to construct a unique and diversified portfolio comprised of senior secured loans, which may include “covenant-lite” loans, to deliver high current yield with a compelling risk-reward profile. The portfolio may deviate from these long-term portfolio targets at various points in time due to market conditions and available investment opportunities.

•	Leverage of ~50-52.5% of AUM

•	Mix of liquid and private loans

•	5% gross exposure individual investment limit

•	>80% senior secured and unitranche loans

•	>80% floating rate loans

•	Debt maturities generally ranging from 3 to 8 years

There are no restrictions on the credit quality of the investments that we may make. Securities in which we may invest may be deemed by rating companies to have substantial vulnerability to default in payment of interest and/or principal. Other securities may be unrated. Lower-rated and unrated securities in which we may invest have large uncertainties or major risk exposures to adverse conditions, and are considered to be predominantly speculative. Generally, such securities offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal.

Corporate Information

Our corporate headquarters are located at 550 Madison Avenue, 20th Floor, New York, New York 10022, and are provided for by our Administrator in accordance with the terms of our Administration Agreement.

Recent Developments

On December 15, 2025, we redeemed, in full, all of the issued and outstanding shares of its 12.0% Series A Cumulative Non-Voting Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”). In connection with the redemption of the Series A Preferred Stock, on December 15, 2025, we filed Articles of

Amendment (the “Articles of Amendment”) to amend Article V, Section 1 of our Articles of Incorporation (the “Charter”) to eliminate the Series A Preferred Stock, including all of the rights, preferences, privileges and other matters set forth in the Articles Supplementary to the Charter relating to the Series A Preferred Stock (the “Articles Supplementary”). The Articles of Amendment became immediately effective upon acceptance for record by the State Department of Assessments and Taxation of Maryland. In connection with the filing of the Articles of Amendment, the 250 shares that were designated as Series A Preferred Stock were eliminated and our total authorized stock was reduced from 200,000,250 shares to 200,000,000 shares, all of which are classified as common stock.

On December 5, 2025, we issued $400 million of our 6.125% Notes due 2031 (“2031 Notes”).

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$500,000,000 aggregate principal amount of 6.250% Notes due 2030.

The terms of our Exchange Notes, whose issuance has been registered with the SEC under the Securities Act, are substantially identical to those of our Restricted Notes, that were issued in a transaction not requiring registration under the Securities Act on April 2, 2025, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes. See “Description of the Exchange Notes.”

Restricted Notes	$500,000,000 aggregate principal amount of 6.250% Notes due 2030, which were issued in a private placement on April 2, 2025.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes, to satisfy certain of our obligations under the registration rights agreement (the “Registration Rights Agreement”) that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the Securities Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on , . Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”

Registration Rights Agreements	In connection with the private placement of the Restricted Notes, we entered into a Registration Rights Agreement with J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., SMBC Nikko Securities America, Inc. and TCBI Securities, Inc., as representatives of each of the several initial purchasers of the Restricted Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, at our own expense, to use commercially reasonable efforts to:

•	file a registration statement (the “Exchange Offer Registration Statement”) with the SEC with respect to a registered exchange offer to exchange the Restricted Notes for new Exchange Notes registered under the Securities Act with terms substantially identical to those of the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the Exchange Offer Registration Statement to become or be declared effective by the SEC under the Securities Act; and

•

consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective but in no event later than 365 days after the date of the Registration Rights Agreement.

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the Registration Rights Agreement.

Once the Exchange Offer Registration Statement has become or been declared effective, we agreed to offer the Exchange Notes in exchange for surrender of the Restricted Notes. We agreed that the exchange offer will be kept open for at least 20 business days (or longer if required by applicable law) after the date that notice of the exchange offer is mailed to holders of the Restricted Notes. If we fail to meet certain conditions described in the Registration Rights Agreement (“Registration Default”), then the interest rate borne by the Restricted Notes will be increased by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”). Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

If (i) we are not required to file an Exchange Offer Registration Statement or to consummate the exchange offer because the exchange offer is not permitted by applicable law or the SEC, (ii) for any reason the exchange offer is not consummated before 365 days after the date of the Registration Rights Agreement or (iii) in certain circumstances, certain holders of the Restricted Notes so request, then in each case we will, at our sole expense, (a) as soon as practicable (but in no event later than 60 days after so determined or requested in accordance with the above), file with the SEC a registration statement (a “resale registration statement”), covering resales of the Restricted Notes, (b) use our commercially reasonable efforts to cause the resale registration statement to become or be declared effective by the SEC under the Securities Act at the earliest possible time (but in no event later than 120 days (or, if such day is not a business day, the next business day) after so determined or requested to file such resale registration statement in accordance with the above), and (c) use our commercially reasonable efforts to keep effective the resale registration statement until the earlier of one year after the effective date of the resale registration statement or such time as all of the Restricted Notes have been sold thereunder. Under certain circumstances, we may suspend the availability of the resale registration statement for certain periods of time.

A copy of the Registration Rights Agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer — Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are not an “affiliate” (as defined in Rule 144 under the Securities Act and as such term is interpreted by the SEC) of us;

(2)

you are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes;

(3)	you are acquiring the Exchange Notes in your ordinary course of business;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988) (the “Exxon No-Action Letter”), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) (the “Morgan Stanley No-Action Letter”) and Shearman & Sterling, SEC no-action letter (July 2, 1993) (the “Sherman & Sterling No-Action Letter” and, together with the Exxon No-Action Letter and Morgan Stanley No-Action Letter, the “No-Action Letters”). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making activities or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , , unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer — Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities without interest coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer — Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer — Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes

Except under the circumstances summarized above under “— Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer; subject to such Restricted Notes being tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer — Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain Restricted Notes that are not registered under the Securities Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not have any further rights under the Registration Rights Agreement and you will not be able, except in very limited instances, to require us to register your Restricted Notes under the Securities Act and will not be entitled to any Additional Interest as provided in the Registration Rights Agreement with respect to any Registration Default;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the Securities Act or unless you resell or transfer them pursuant to an exemption from registration under the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer is not expected to constitute a taxable exchange for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

This prospectus sets forth certain terms of the Exchange Notes that we are offering pursuant to this prospectus. This section outlines the specific legal and financial terms of the Exchange Notes. You should read this section together with the more general description of the Exchange Notes under the heading “Description of the Exchange Notes” in this prospectus before investing in the Exchange Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the base indenture (as defined below) and the supplemental indenture (as defined below) governing the Exchange Notes (collectively, as amended from time to time, the “indenture”).

Issuer	MSD Investment Corp.

Title of the Securities	6.250% Exchange Notes due 2030

Initial Aggregate Principal Amount Being Offered	$500,000,000 aggregate principal amount of 6.250% Exchange Notes due 2030

Interest Rate	6.250% interest on the Exchange Notes will accrue from the most recent date on which interest has been paid or duly provided for.

Maturity Date	The Exchange Notes will mature on May 31, 2030.

Interest Payment Dates	The interest payment dates for the Exchange Notes will be May 31 and November 30, commencing November 30, 2025.

Ranking of Notes	The Exchange Notes will be our general unsecured obligations that rank:

•	senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes;

•	pari passu, or equally, in right of payment with all of our existing and future senior indebtedness that is not so subordinated, or junior;

•	senior to any series of preferred stock that we may issue in the future;

•	effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and

•	structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of September 30, 2025, our total consolidated indebtedness was approximately $3.1 billion of aggregate principal amount outstanding, of which approximately $635 million was secured indebtedness at the Company level, approximately $1.4 billion was indebtedness of our consolidated subsidiaries and approximately $1.1 billion was unsecured indebtedness at the Company level. Subsequent to September 30, 2025, on December 5, 2025, we issued $400 million of our 2031 Notes. See “Prospectus Summary – Recent Developments” for more information.

None of our current indebtedness will be subordinated to the Notes. Our capitalization will not change as a result of issuing the Exchange Notes.

Denominations	We will issue the Exchange Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption

Prior to April 30, 2030 (one month prior to the maturity date of the Notes) (the “Par Call Date”), we may redeem the Exchange Notes at our option, in whole or in part, at any time and from time to time, at the “make-whole” redemption price described in “Description of the Notes – Optional Redemption” in this prospectus.

On or after the Par Call Date, we may redeem the Exchange Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Exchange Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Sinking Fund	The Exchange Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event (as described under “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event”) occurs prior to maturity, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event.”

Legal Defeasance	The Exchange Notes are subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Exchange Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Exchange Notes on their various due dates and (ii) delivering to the trustee (as defined below) an opinion of counsel as described herein under “Description of the Exchange Notes — Satisfaction and Discharge; Defeasance,” we can legally release ourselves from all payment and other obligations on the Exchange Notes.

Covenant Defeasance

The Exchange Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Exchange Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Exchange Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel as described herein under “Description of the Exchange Notes — Satisfaction and Discharge; Defeasance,” we will be released from some of the restrictive covenants in the indenture.

Form of Notes	The Exchange Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Exchange Notes. Beneficial interests in the Exchange Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Exchange Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank Trust Company, National Association.

Events of Default	If an event of default (as described under “Description of the Exchange Notes”) on the Exchange Notes occurs, the principal amount of the Exchange Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

No Established Trading Market	The Exchange Notes are new issues of securities with no established trading market, and there is no guarantee that a trading market will develop in the future. The Restricted Notes are not and the Exchange Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Accordingly, we cannot assure you that a trading market for the Exchange Notes will develop or be maintained.

Governing Law	The indenture is, and the Exchange Notes will be, governed by and construed in accordance with the laws of the State of New York.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

Investing in the Exchange Notes involves substantial risks. You should carefully consider the following risks in addition to the risk factors incorporated by reference herein from our 2024 Annual Report and Q3 2025 Quarterly Report and the other information contained in or incorporated by reference into this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in the Exchange Notes. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the Exchange Notes. The risks described in these documents are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated, or junior, to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. The Exchange Notes will be our direct senior unsecured obligations and rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by us (including the Restricted Notes and the 2031 Notes). In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes.

As of September 30, 2025, we had approximately $635 million aggregate principal amount of outstanding indebtedness under our senior secured credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (the “Revolving Credit Facility”). The Revolving Credit Facility is secured by a material portion of our assets (excluding, among other things, investments held in and by certain of our subsidiaries that secure other credit facilities or debt securitizations as described below).

The indebtedness under the Revolving Credit Facility is therefore effectively senior to the Exchange Notes to the extent of the value of the assets that secure such facilities.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are our exclusive obligations and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. For example, the secured indebtedness with respect to the SPV I Facility, the SPV II Facility and the 2023 Debt Securitization (each as defined below, and, together with the Revolving Credit Facility, our “Credit Facilities”) is held through our wholly-owned subsidiaries, SPV I, SPV II and CLO I, respectively (each as defined below). The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Exchange Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Capital Resources” in our 2024 Annual Report and our Q3 2025 Quarterly Report incorporated by reference herein.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

As of September 30, 2025, we had approximately $514 million aggregate principal amount of outstanding indebtedness under the revolving credit facility entered into through our wholly-owned subsidiary MSD BDC SPV I, LLC (“SPV I”), with Deutsche Bank AG, New York Branch and the other lenders party thereto (the “SPV I Facility”), approximately $449 million aggregate principal amount of outstanding indebtedness under a loan and security agreement entered into through our wholly-owned subsidiary MSD BDC SPV II, LLC (“SPV II”) with Citizens Bank N.A and the other lenders party thereto (the “SPV II Facility”) and approximately $390 million aggregate principal amount of outstanding indebtedness under the term debt securitization entered into through our wholly-owned subsidiary MSD BDC CLO I, LLC (“CLO I” and, such securitization, the “2023 Debt Securitization”). All of such indebtedness would be structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if market interest rates increase, the market values of Exchange Notes bearing interest at fixed rates may decline. We cannot predict the future level of market interest rates.

The indenture contains limited protection for holders of the Exchange Notes.

The indenture offers limited protection to holders of the Exchange Notes. The terms of the indenture do not and the Exchange Notes will not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the indenture do not and the Exchange Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions (giving effect to any exemptive relief granted to us by the SEC);

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	enter into transactions with affiliates;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Exchange Notes may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Exchange Notes. See “Risk Factors — Risks Relating to Our Business and Structure — We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.” in our 2024 Annual Report, which is incorporated by reference herein. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Exchange Notes (and any remaining Restricted Notes) at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Exchange Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Exchange Notes tendered. The terms of certain of our Credit Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under such Credit Facilities at that time and to terminate the Credit Facilities.

In addition, upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture governing the 2031 Notes, subject to certain conditions, we will be required to offer to repurchase all outstanding 2031 Notes at 100% of their principal amount, plus accrued and unpaid interest.

In addition, the note purchase agreements governing our $69,000,000 Series A Senior Notes due August 7, 2027 (the “Series A Notes”), our $75,000,000 Series B Floating Rate Senior Notes due August 7, 2027 (the “Series B Notes”), our $116,000,000 Series C Senior Notes due August 7, 2029 (the “Series C Notes”), our $75,000,000 Series D Floating Rate Senior Notes due August 7, 2029 (the “Series D Notes”), our $50,000,000 Series E Floating Rate Senior Notes due May 20, 2028 (the “Series E Notes”), our $165,000,000 7.11% Series F Senior Notes due May 20, 2030 (the “Series F Notes”) and our $50,000,000 Series G Floating Rate Senior Notes due May 20, 2030 (the “Series G Notes” and, together with the Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes and Series F Notes, the “Unsecured Notes”) each contain a provision that would require us to offer to prepay the applicable Unsecured Notes upon the occurrence of a change of control (as defined therein). A failure to repay any tendered Unsecured Notes would constitute an event of default under the applicable note purchase agreement for such Unsecured Notes. Our future debt instruments also may contain similar restrictions and provisions.

If the holders of the Exchange Notes (and any remaining Restricted Notes) exercise their right to require us to repurchase all the Exchange Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Exchange Notes and/or our other debt. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event.”

If an active trading market does not develop for the Exchange Notes, you may not be able to resell them.

The Exchange Notes are new issues of debt securities for which there currently is no trading market, and there is no guarantee that an active trading market will develop. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from the price investors paid for their Restricted Notes, depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. We cannot assure you that a liquid trading market will develop for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

Any downgrade or withdrawal of the rating assigned by a rating agency to the Exchange Notes may cause their trading price to fall.

If a rating service were to rate the Exchange Notes and if such rating service were to downgrade or withdraw any such rating on the Exchange Notes or otherwise announces its intention to put the Exchange Notes on credit watch, the trading price of the Exchange Notes could decline.

Our credit ratings may not reflect all risks of an investment in the Exchange Notes.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed in this prospectus on the market value of or trading market for the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer — Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf. See “The Exchange Offer — Procedures for Tendering Restricted Notes” and “ — Consequences of Failure to Exchange.”

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $500,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the Securities Act on April 2, 2025. The Restricted Notes were issued and the Exchange Notes will be issued pursuant to a base indenture dated as of April 2, 2025 (the “base indenture”), and a first supplemental indenture, dated as of April 2, 2025, to the base indenture (the “supplemental indenture” and, together with the base indenture, the “indenture”), each between us and U.S. Bank Trust Company, National Association, as trustee (the “trustee”).

In connection with such issuance, we entered into the Registration Rights Agreement, which requires that we file the Exchange Offer Registration Statement under the Securities Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of the Exchange Offer Registration Statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, at our own expense, to use commercially reasonable efforts to:

•

file the Exchange Offer Registration Statement, with the SEC with respect to a registered exchange offer to exchange the Restricted Notes for new Exchange Notes registered under the Securities Act with terms substantially identical to those of the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the Exchange Offer Registration Statement to become or be declared effective by the SEC under the Securities Act; and

•

consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective but in no event later than 365 days after the date of the Registration Rights Agreement.

Once the Exchange Offer Registration Statement has become or been declared effective, we will offer the Exchange Notes in exchange for surrender of the Restricted Notes. The exchange offer will be kept open for at least 20 business days (or longer if required by applicable law) after the date that notice of the exchange offer is mailed to holders of the Restricted Notes. For each Restricted Note surrendered pursuant to the exchange offer, the holder who surrendered such Restricted Note will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the Restricted Note surrendered in exchange therefor or, if no interest has been paid on such Restricted Note, from the issue date. See “Description of the Exchange Notes — Interest.”

If (i) we are not required to file the Exchange Offer Registration Statement or to consummate the exchange offer because the exchange offer is not permitted by applicable law or the SEC, (ii) for any reason the exchange offer is not consummated before 365 days after the date of the Registration Rights Agreement or (iii) in certain circumstances, certain holders of the Restricted Notes so request, then in each case we will, at our sole expense, (a) as soon as practicable (but in no event later than 60 days after so determined or requested in accordance with the above), file with the SEC a registration statement (a “resale registration statement”), covering resales of the Restricted Notes, (b) use our commercially reasonable efforts to cause the resale registration statement to become or be declared effective by the SEC under the Securities Act at the earliest possible time (but in no event later than 120 days (or, if such day is not a business day, the next business day) after so determined or requested to file such resale registration statement in accordance with the above), and (c) use our commercially reasonable efforts to keep effective the resale registration statement until the earlier of one year after the effective date of the resale registration statement or such time as all of the Restricted Notes have been sold thereunder. Under certain circumstances, we may suspend the availability of the resale registration statement for certain periods of time.

We will, in the event that a resale registration statement is filed, provide to each holder of the Restricted Notes copies of the prospectus that is a part of the resale registration statement, notify each such holder when the resale registration statement for such Restricted Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Restricted Notes. A holder that sells Restricted Notes pursuant to the resale registration statement generally would be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such holder (including certain indemnification rights and obligations).

If a Registration Default occurs, then the interest rate borne by the Restricted Notes will be increased by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”).

Each of the following is a “Registration Default”:

(i) the exchange offer is not consummated on or prior to 365 days after the date of the Registration Rights Agreement (unless the exchange offer is not permissible under applicable law or SEC policy),

(ii) if required to be filed, the resale registration statement is not filed by the 60th day after we determine the Exchange Offer is not permitted by applicable law or SEC policy or the 60th day after requested by certain holders of the Restricted Notes or has not become effective on or prior to the 120th day after the shelf filing deadline, or

(iii) following effectiveness of the Exchange Offer Registration Statement or resale registration statement, such registration statement ceases to remain effective or otherwise usable for its intended purpose without being immediately succeeded by a post-effective amendment that cures such failure and that is itself immediately declared effective.

Following the cure of all Registration Defaults, the accrual of Additional Interest will cease. Upon the occurrence of such Registration Default, we shall deliver to the trustee an officer’s certificate (upon which the trustee may rely conclusively) stating (i) the amount of such additional interest that is payable and (ii) the date that such additional interest begins to accrue. Unless and until the trustee receives such a certificate, the trustee may assume without inquiry that no such additional interest is payable and the trustee shall not have any duty to verify our calculations of additional interest. This summary of certain provisions of the Registration Rights Agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the complete provisions of the Registration Rights Agreements, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part.

The Exchange Notes will be issued without a restrictive legend and, except as set forth below, you may resell or otherwise transfer them without compliance without additional registration under the Securities Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including the No-Action Letters, subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the Securities Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the Securities Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the Securities Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making activities or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer. If you are not eligible to participate in the exchange offer, you can request, within 365 days of the date of the Registration Rights Agreement, pursuant to such Registration Rights Agreement, that we file a “shelf” registration statement pursuant to Rule 415 under the Securities Act. If we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective to the extent necessary to ensure that it is available for resales of Registered Notes for a period of at least one year following the effective date of such shelf registration statement. See “— Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the Securities Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not be able to require us to register your Restricted Notes under the Securities Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the Securities Act or unless you offer to resell or transfer them pursuant to an exemption under the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m.,

New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of Additional Interest in the event of a Registration Default. In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes (except for any Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $500,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act, and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “— Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “— Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on , , unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—

Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•

to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies. We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificate-less depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes — Book-Entry, Settlement and Clearance.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer- generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “— Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•

to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise. The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “— Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “— Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related Registration Rights Agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any validly tendered Restricted Notes, and no Exchange Notes will be issued in exchange for any validly tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance	By Regular Mail or Overnight Courier: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance	In Person by Hand Only: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance

For Information or Confirmation by Telephone or Email: Brandon J Bonfig Vice President | Client Manager Phone: 651-466-6619 Email: brandon.bonfig@usbank.com

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the trustee under the indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $650,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

The exchange transaction will be accounted for as a debt modification in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, we will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer and all costs incurred with third parties related to the exchange offer will be expensed as incurred. Previously unamortized debt issuance costs are reflected in the carrying value of the Notes as presented in the Consolidated Statements of Assets and Liabilities. Such unamortized deferred issuance costs related to the Restricted Notes will continue to be amortized through the life of the Notes as additional interest expense.

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes, under the base indenture as supplemented by the supplemental indenture. Under the base indenture, we may issue debt securities in one or more series. As used in this section, all references to the “indenture” mean the base indenture as supplemented by the supplemental indenture. The Notes that remain outstanding after the exchange offer will be a single series under the indenture. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.” The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended, or the TIA.

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents, copies of which are filed as exhibits to the registration statement of which this prospectus forms a part, because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to MSD Investment Corp. and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by MSD Investment Corp. in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of MSD Investment Corp. and its subsidiaries.

General

•	The Restricted Notes are, and the Exchange Notes will be, our general unsecured, senior obligations.

•	The Restricted Notes were initially issued in an aggregate principal amount of $500,000,000.

•	The Notes will mature on May 31, 2030, unless earlier redeemed or repurchased, as discussed below.

•	The Restricted Notes bear cash interest from April 2, 2025, at an annual rate of 6.250% payable semi-annually on May 31 and November 30 of each year, beginning on November 30, 2025.

•

The Exchange Notes will bear cash interest from the most recent date on which interest on the Restricted Notes has been paid or duly provided for at an annual rate of 6.250% payable semi-annually on May 31 and November 30 of each year.

•	The Restricted Notes were, and the Exchange Notes will be, subject to redemption at our option as described under “— Optional Redemption.”

•

The Restricted Notes are, and the Exchange Notes will be, subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase.

•	The Restricted Notes are, and the Exchange Notes will be, issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

•

The Restricted Notes are, and the Exchange Notes will be, represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “— Book-Entry, Settlement and Clearance.”

We issued the Restricted Notes in the aggregate principal amount of $500,000,000, in a transaction not requiring registration under the Securities Act on April 2, 2025. The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Offer to Repurchase Upon a Change of Control Repurchase Event” and “— Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders. We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes in an unlimited aggregate principal amount; provided that such additional Notes must be part of the same issue as the Notes for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by (i) check mailed to the address of the person entitled thereto as such address shall appear in the security register or (ii) transfer to an account maintained by the holder located in the United States.

A holder of certificated Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Restricted Notes bear, and the Exchange Notes will bear, cash interest at a rate of 6.250% per annum until maturity. Interest on the Notes will accrue from the most recent date on which interest has been paid or duly provided for. Interest on the Notes will be payable semiannually in arrears on May 31 and November 30 of each year.

No interest will be paid on the Notes at the time of the exchange. The Exchange Notes will accrue interest from the most recent date on which interest has been paid or duly provided for on the Restricted Notes. Accordingly, the holders of Restricted Notes that are accepted for exchange will not receive accrued but unpaid interest on such Restricted Notes at the time of exchange. Rather, that interest will be payable on the Exchange Notes delivered in exchange for the Restricted Notes on the first interest payment date after the expiration of the Exchange Offer, which is expected to be     , 2025.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time (the “close of business”) on May 17 or November 17, as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office is located are authorized or obligated by law, regulation or executive order to remain closed.

Ranking

The Restricted Notes are, and the Exchange Notes will be, our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Restricted Notes rank, and the Exchange Notes will rank, pari passu, or equally, in right of payment with all of our existing and future liabilities that are not so subordinated, or junior. The Restricted Notes effectively rank, and the Exchange Notes will effectively rank, senior to any series of preferred stock that we may issue in the future. The Restricted Notes effectively rank, and the Exchange Notes will effectively rank, subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Restricted Notes rank, and the Exchange Notes will rank, structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. There may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of September 30, 2025, our total consolidated indebtedness was approximately $3.1 billion of aggregate principal amount outstanding, of which approximately $635 million was secured indebtedness at the Company level, approximately $1.4 billion was indebtedness of our consolidated subsidiaries and approximately $1.1 billion was unsecured indebtedness at the Company level. Subsequent to September 30, 2025, on December 5, 2025 we issued $400 million of our 2031 Notes.

None of our current indebtedness will be subordinated to the Notes. Our capitalization will not change as a result of issuing the Exchange Notes.

Optional Redemption

Prior to April 30, 2030 (one month prior to their maturity date), we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The trustee shall have no responsibility or liability for calculation or determination of the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 calendar days but not more than 60 calendar days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

principal amount of $2,000 or less will be redeemed in part. If any 2031 Note is to be redeemed in part only, the notice of redemption that relates to the 2031 Note will state the portion of the principal amount of the Note to be redeemed. A new 2031 Note in a principal amount equal to the unredeemed portion of the 2031 Note will be issued in the name of the holder of the 2031 Note upon surrender for cancellation of the original 2031 Note. For so long as the 2031 Notes are held by DTC (or another depositary), the redemption of the 2031 Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2031 Notes or portions thereof called for redemption.

Any notice of redemption may, in our discretion, be given subject to the satisfaction of one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in us or another entity). In that case, such notice of redemption shall describe each such condition, and, if applicable, shall state that, in our discretion, (i) the redemption date may be delayed until such time (including by more than 60 calendar days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied, or (ii) such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by us by the relevant redemption date, or by the redemption date as so delayed

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest and additional interest, if any, on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our Credit Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Credit Facilities at that time and to terminate such Credit Facilities. In addition, the note purchase agreements governing our Unsecured Notes each contain a provision that would require us to offer to prepay the applicable Unsecured Notes upon the occurrence of a change of control (as defined therein). A failure to repay any tendered Unsecured Notes would constitute an event of default under the applicable note purchase agreement for such Unsecured Notes. See “Note 7. Borrowings” in our consolidated financial statements in our 2024 Annual Report and our Q3 2025 Quarterly Report, each of which is incorporated by reference herein for a general discussion of our indebtedness. Our future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See “Risk Factors — We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.”

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event for the Notes” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event for the Notes otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for the Notes for purposes of the definition of Change of Control Repurchase Event hereunder) if either of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event for the Notes).

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3)	the approval by the Company’s shareholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means both the occurrence of a Change of Control event and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investor Services, Inc., or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries (iii) MSD Partners, L.P. or any affiliate of MSD Partners, L.P. that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients and (iv) Michael S. Dell or any entities directly or indirectly owned or controlled by Michael S. Dell.

“Rating Agency” means:

(1)	each of Fitch and Moody’s; and

(2)

if either of Fitch or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch and/or Moody’s, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

The covenants in the base indenture shall apply to the Notes. Certain of such covenants are described in further detail below:

Merger, Consolidation or Sale of Assets

The indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture and the Registration Rights Agreement to be performed by us;

•	immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders are urged to consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, as such obligation may be amended or superseded, giving effect to any exemptive relief that may be granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Modification or Waiver

There are three types of changes we can make to the indenture and any debt securities issued thereunder, including the Notes.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a Note;

•	reduce any amounts due on a Note;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	adversely affect the right to receive payment of the principal of and interest on any Note;

•	change the currency of payment on a Note;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a Note in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the Notes;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in the indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For indexed debt securities, we will use the principal face amount of such indexed security at original issuance, unless otherwise provided.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Notes will also not be eligible to vote if they have been fully defeased as described later under “Satisfaction and Discharge; Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding Notes that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Events of Default

Each of the following is an event of default:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 calendar days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)	default in the deposit of any sinking fund payment, when and as due by the terms of any Notes, and continuance of such default for a period of 5 days;

(4)

our failure for 60 consecutive calendar days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or indenture;

(5)

default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(6)

pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100% or such lower percentage that is provided for by giving effect to any amendment to such provisions of the 1940 Act or to any no-action, interpretive or exemptive relief granted to us by the SEC; and

(7)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (7) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (7) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of not less than a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes,

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered, and, if requested, provided to the trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 calendar days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating whether to the knowledge of the signers any default or event of default occurred during the previous year that is continuing.

Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

If a default for a failure to deliver a required notice or certificate in connection with another default under the indenture (the “Initial Default”) occurs, then at the time such Initial Default is cured, such default for a failure to deliver a required notice or certificate in connection with another default that resulted solely because of that

Initial Default will also be cured without any further action and any default or event of default for the failure to deliver any notice or certificate pursuant to any other provision of the indenture will be deemed to be cured upon the delivery of any such notice or certificate required by such covenant or such notice or certificate, as applicable, even though such delivery is not within the prescribed period specified in the indenture.

The following provisions from the base indenture shall not apply to the Notes: (i) the second to last paragraph of Section 3.05 of the base indenture, (ii) the last paragraph in Section 5.01 of the base indenture, (iii) the third, fourth, fifth and sixth paragraphs of Section 5.02 of the base indenture and (iv) the last sentence of the seventh paragraph of Section 5.02 of the base indenture.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture with respect to the Notes by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

In addition, the Restricted Notes are, and the Exchange Notes will be, subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture. Defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due date and (ii) delivering to the trustee an opinion of counsel stating that (a) we have received from, or there has been published by, the Internal Revenue Service (the “IRS”) a ruling, or (b) since the date of execution of the indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon, the holders of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, we can legally release ourselves from all payment and other obligations on the Notes. Covenant defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel to the effect that the holders of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred, we will be released from some of the restrictive covenants in the indenture.

No Personal Liability of Trustees, Officers, Employees and Shareholders

No past, present or future trustee, officer, employee, incorporator or shareholders of ours, as such, will have any liability for any obligations of ours under the indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting any Note, each holder of the Notes will be deemed to waive and release all such liability, and such waiver and release are part of the consideration for the issuance of the Notes.

Trustee

U.S. Bank Trust Company, National Association, is the trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Exchange Notes will be initially issued in the form of one or more registered Exchange Notes in global form, without interest coupons (the “Global Notes”).

Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the applicable DTC participants; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time. Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC, Euroclear and Clearstream. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of each settlement system are controlled by that settlement system and may be changed at any time. Neither we nor the trustee nor the exchange agent are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds. Transfers between participants in Euroclear or Clearstream will be effected in the ordinary way under the rules and operating procedures of those systems.

Cross-market transfers between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream cash account as of the business day for Euroclear or Clearstream following the DTC settlement date.

DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. These expenses are estimated to be approximately $650,000 in the aggregate, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses. No underwriter is being used in connection with the exchange offer.

FINANCIAL HIGHLIGHTS

The information in “Consolidated Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 12. Financial Highlights” in Part II, Item 8 of our 2024 Annual Report and “Financial Statements – Notes to Consolidated Financial Statements (Unaudited) – Note 11. Financial Highlights” in Part I, Item 1 of our Q3 2025 Quarterly Report is incorporated by reference herein. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for each period, each incorporated by reference into this prospectus and any documents incorporated by reference in this prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our 2024 Annual Report and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Q3 2025 Quarterly Report is incorporated by reference herein.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our 2024 Annual Report and “Quantitative and Qualitative Disclosures About Market Risk” in Part I,  Item 3 of our Q3 2025 Quarterly Report is incorporated by reference herein.

BUSINESS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8, “Business” in Part I,  Item 1 of our 2024 Annual Report, “Legal Proceedings” in Part I, Item 3 of our 2024 Annual Report, “Financial Statements” in Part I, Item 1 of our Q3 2025 Quarterly Report and “Legal Proceedings” in Part II, Item 1 of our Q3 2025 Quarterly Report is incorporated by reference herein.

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of our  2024 Annual Report and “Financial Statements” in Part I, Item 1 of our Q3 2025 Quarterly Report is incorporated by reference herein.

SENIOR SECURITIES

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following table as of December 31, 2024, 2023, 2022 and 2021. The report of our independent registered public accounting firm, Deloitte & Touche LLP, on the senior securities table is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part. The “ —” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (In thousands)(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
SPV I facility
Fiscal 2025 (as of September 30, 2025, unaudited)	$514,000	$1,898.72	—	N/A
Fiscal 2024	503,000	2,075.03	—	N/A
Fiscal 2023	378,000	1,815.51	—	N/A
Fiscal 2022	392,000	1,897.29	—	N/A
Fiscal 2021	220,000	1,736.58	—	N/A
SPV II facility
Fiscal 2025 (as of September 30, 2025, unaudited)	$449,000	$1,898.72	—	N/A
Fiscal 2024	537,000	2,075.03	—	N/A
Fiscal 2023	295,000	1,815.51	—	N/A
Collateralized loan obligations
Fiscal 2025 (as of September 30, 2025, unaudited)	$390,000	$1,898.72	—	N/A
Fiscal 2024	390,000	2,075.03	—	N/A
Fiscal 2023	390,000	1,815.51	—	N/A
Preferred Stock
Fiscal 2025 (as of September 30, 2025, unaudited)	$750	$1,898.72	$3,390	N/A
Fiscal 2024	750	2,075.03	3,390	N/A
Fiscal 2023	750	1,815.51	3,390	N/A
Subscription facility
Fiscal 2023	$35,000	$1,815.51	—	N/A
Fiscal 2022	145,000	1,897.29	—	N/A
Fiscal 2021	190,000	1,736.58	—	N/A
Revolving credit facility
Fiscal 2025 (as of September 30, 2025, unaudited)	$635,000	$1,898.72	—	N/A
Fiscal 2024	150,000	2,075.03	—	N/A
Loan repurchase obligations
Fiscal 2025 (as of September 30, 2025, unaudited)	$0	$1,898.72	—	N/A
Fiscal 2024	52,043	2,075.03	—	N/A
Fiscal 2023	50,025	1,815.51	—	N/A
2030 Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$500,000	$1,898.72	—	N/A
Series A Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$69,000	$1,898.72	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (In thousands)(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2024	69,000	2,075.03	—	N/A
Series B Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$75,000	$1,898.72	—	N/A
Fiscal 2024	75,000	2,075.03	—	N/A
Series C Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$116,000	$1,898.72	—	N/A
Fiscal 2024	116,000	2,075.03	—	N/A
Series D Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$75,000	$1,898.72	—	N/A
Fiscal 2024	75,000	2,075.03	—	N/A
Series E Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$50,000	$1,898.72	—	N/A
Fiscal 2024	50,000	2,075.03	—	N/A
Series F Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$165,000	$1,898.72	—	N/A
Fiscal 2024	165,000	2,075.03	—	N/A
Series G Notes
Fiscal 2025 (as of September 30, 2025, unaudited)	$50,000	$1,898.72	—	N/A
Fiscal 2024	50,000	2,075.03	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total Assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.

(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.
(4)	Not applicable because the securities are not registered for public trading on a stock exchange.

PORTFOLIO COMPANIES

The following table describes each of the businesses included in our portfolio and reflects data as of September 30, 2025. Percentages shown for class of investment securities held by us represent the percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of the class of security we may own assuming we exercise our warrants or options before dilution.

Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

PORTFOLIO COMPANIES

As of September 30, 2025

(dollar amounts in thousands)

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
1440 Foods Topco LLC		450 7th Ave, New York, New York 10001	Consumer Goods: Non-durable	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	10/31/2031	n/a	19,357	0.70%
7Ridge Investments	(5)	130 Wood Street, London, United Kingdom	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	12.00% PIK	SOFR	8.000%	7/7/2028	n/a	44,922	1.62%
7Ridge Investments - Delayed Draw Term Loan	(5)	130 Wood Street, London, United Kingdom	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	12.0%	SOFR	8.000%	7/7/2028	n/a	34	0.00%
ALF Finance	(5)	2925 Richmond Ave Ste 1750, Houston, Texas 77002	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	10.00% PIK	SOFR	6.000%	12/10/2029	n/a	27,533	0.99%
ALF Finance - Delayed Draw Term Loan	(5)	2925 Richmond Ave Ste 1750, Houston, Texas 77002	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	10.00% PIK	SOFR	6.000%	12/10/2029	n/a	37,657	1.36%
ALF Finance - Incremental Term Loan	(5)	2925 Richmond Ave Ste 1750, Houston, Texas 77002	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	10.00% PIK	SOFR	6.000%	12/10/2029	n/a	6,932	0.25%
Alteryx, Inc.		3347 Michelson Drive Suite 400, Irvine, California 92602	High Tech Industries	First Lien Senior Secured Loan	10.2%	SOFR	6.000%	3/19/31	n/a	25,818	0.93%
Alteryx, Inc. - Delayed Draw Term Loan		3347 Michelson Drive Suite 400, Irvine, California 92602	High Tech Industries	First Lien Senior Secured Loan	10.2%	SOFR	6.000%	3/19/2031	n/a	58,678	2.12%
Alteryx, Inc. - Revolving Credit Facility		3347 Michelson Drive Suite 400, Irvine, California 92602	High Tech Industries	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	3/19/2031	n/a	(112)	0.00%
American Auto Auction		10333 N Meridian St Ste 200, Carmel, Indiana 46032	Services: Business	First Lien Senior Secured Loan	8.5%	SOFR	4.500%	5/22/2032	n/a	6,293	0.23%
AmerSpirit FL LLC		1209 Orange Street, Wilmington, Delaware 19801	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	8/15/2030	n/a	58,141	2.10%
AmerSpirit FL LLC - Delayed Draw Term Loan		1209 Orange Street, Wilmington, Delaware 19801	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	8/15/2030	n/a	171,333	6.19%
AmerSpirit FL LLC - Delayed Draw Term Loan 2		1209 Orange Street, Wilmington, Delaware 19801	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	8/15/2030	n/a	4,213	0.15%
ASC Engineered Solutions		2001 Spring Road Suite 300, Oak Brook, Illinois 60523	Services: Business	First Lien Senior Secured Loan	9.1%	SOFR	5.000%	7/10/2031	n/a	49,215	1.78%
Aviation Institute of Maintenance	(7)	4455 South Blvd., Suite 250, Virginia Beach, Virginia 23451	Services: Consumer	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	5/3/2029	n/a	31,863	1.15%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
Aviation Institute of Maintenance - Delayed Draw Term Loan	(7)	4455 South Blvd., Suite 250, Virginia Beach, Virginia 23451	Services: Consumer	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	5/3/2029	n/a	18,564	0.67%
AVSC Holding Corporation		5100 North River Road Suite 300, Schiller Park, Illinois 60176	Media: Diversified & Production	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	12/5/2031	n/a	57,390	2.07%
AVSC Holding Corporation - Revolving Credit Facility		5100 North River Road Suite 300, Schiller Park, Illinois 60176	Media: Diversified & Production	First Lien Senior Secured Loan	9.1%	SOFR	5.000%	12/5/2029	n/a	(105)	0.00%
BDO USA, P.C.		130 E Randolph St Ste 2800, Chicago, Illinois 60601	Services: Business	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	8/31/2028	n/a	65,342	2.36%
Best Trash LLC		19430 FM 1093, Richmond, Texas 77469	Services: Business	First Lien Senior Secured Loan	9.0%	SOFR	4.750%	7/10/2031	n/a	51,438	1.86%
Best Trash LLC - Delayed Draw Term Loan		19430 FM 1093, Richmond, Texas 77469	Services: Business	First Lien Senior Secured Loan	9.2%	SOFR	4.750%	7/10/2031	n/a	13,294	0.48%
Best Trash LLC - Revolving Credit Facility		19430 FM 1093, Richmond, Texas 77469	Services: Business	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	7/10/2031	n/a	125	0.00%
Bisnow		123 William St Suite 1505, New York, New York 10001	Media: Diversified & Production	First Lien Senior Secured Loan	11.5%	SOFR	7.500%	5/9/2028	n/a	28,124	1.02%
Boasso Global		16230 De Zavalla Road, Channelview, Texas 77530	Transportation: Cargo	First Lien Senior Secured Loan	8.9%	SOFR	4.750%	7/1/2028	n/a	57,803	2.09%
Boasso Global - Delayed Draw Term Loan		16230 De Zavalla Road, Channelview, Texas 77530	Transportation: Cargo	First Lien Senior Secured Loan	8.9%	SOFR	4.750%	7/1/2028	n/a	8,003	0.29%
Boasso Global - Revolving Credit Facility		16230 De Zavalla Road, Channelview, Texas 77530	Transportation: Cargo	First Lien Senior Secured Loan	8.7%	SOFR	4.750%	3/31/2028	n/a	(10)	0.00%
Brock Holdings III, LLC		10343 Sam Houston Park Drive, Suite 200, Houston, Texas 77002	Services: Business	First Lien Senior Secured Loan	9.8%	SOFR	5.750%	5/1/2030	n/a	24,255	0.88%
Cadogan Tate	(5)	Cadogan House 239 Acton Lane, London, United Kingdom	Services: Consumer	First Lien Senior Secured Loan	9.9%	SOFR	5.750%	11/7/2031	n/a	109,053	3.94%
Cadogan Tate - Delayed Draw Term Loan	(5)	Cadogan House 239 Acton Lane, London, United Kingdom	Services: Consumer	First Lien Senior Secured Loan	9.7%	SOFR	5.750%	11/7/2031	n/a	5,035	0.18%
Cadogan Tate - Revolving Credit Facility	(5)	Cadogan House 239 Acton Lane, London, United Kingdom	Services: Consumer	First Lien Senior Secured Loan	9.9%	SOFR	5.750%	11/7/2031	n/a	5,738	0.21%
Candle Media Co Ltd		9200 Sunset Blvd, Los Angeles, California 90012	Media: Diversified & Production	First Lien Senior Secured Loan	10.10% (Incl 3.00% PIK)	SOFR	6.100%	6/18/2029	n/a	25,199	0.91%
Candle Media Co Ltd -Delayed Draw Term Loan		9200 Sunset Blvd, Los Angeles, California 90012	Media: Diversified & Production	First Lien Senior Secured Loan	10.10% (Incl 3.00% PIK)	SOFR	6.100%	6/18/2029	n/a	9,976	0.36%
CareVet LLC - Delayed Draw Term Loan A		8008 Carondelet Ave Ste 101, St. Louis, Missouri 63101	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	6/18/2029	n/a	(110)	0.00%
CareVet LLC - Delayed Draw Term Loan B		8008 Carondelet Ave Ste 101, St. Louis, Missouri 63101	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	6/18/2029	n/a	20,980	0.76%
CareVet LLC - Revolving Credit Facility		8008 Carondelet Ave Ste 101, St. Louis, Missouri 63101	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	6/18/2029	n/a	(49)	0.00%
CareVet LLC - Term Loan A		8008 Carondelet Ave Ste 101, St. Louis, Missouri 63101	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	6/18/2029	n/a	111,575	4.03%
CareVet LLC - Term Loan B		8008 Carondelet Ave Ste 101, St. Louis, Missouri 63101	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	14.75% (Incl 7.5% PIK)		N/A	6/18/2029	n/a	10,873	0.39%
Chuck E. Cheese		1707 Market Pl Ste 200, Irving, Texas 75038	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	9/26/2030	n/a	29,551	1.07%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
CITGO Petroleum Corp.		1293 Eldridge Pkwy, Houston, Texas 77002	Energy: Oil & Gas	First Lien Senior Secured Loan	6.4%		N/A	6/15/2026	n/a	2,121	0.08%
Clarion Events Limited	(5)	Bedford House 69-79 Fulham High St, London, United Kingdom	Services: Business	First Lien Senior Secured Loan	9.9%	SOFR	5.725%	9/30/2027	n/a	52,527	1.90%
Clubcorp Holdings Inc.		5221 N O’Connor Blvd Ste 300, Irving, Texas 75038	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	7/10/2032	n/a	145,062	5.24%
Clubcorp Holdings Inc. - Delayed Draw Term Loan		5221 N O’Connor Blvd Ste 300, Irving, Texas 75038	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	7/10/2032	n/a	(67)	0.00%
Clubcorp Holdings Inc. - Revolving Credit Facility		5221 N O’Connor Blvd Ste 300, Irving, Texas 75038	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	7/10/2031	n/a	(231)	-0.01%
Confluent Holdings LLC		7733 Forsyth Blvd Ste 1100, St. Louis, Missouri 63101	Containers, Packaging & Glass	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	3/28/2029	n/a	27,981	1.01%
Confluent Holdings LLC - Delayed Draw Term Loan		7733 Forsyth Blvd Ste 1100, St. Louis, Missouri 63101	Containers, Packaging & Glass	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	3/28/2029	n/a	13,991	0.51%
Confluent Holdings LLC - Delayed Draw Term Loan Add On		7733 Forsyth Blvd Ste 1100, St. Louis, Missouri 63101	Containers, Packaging & Glass	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	3/28/2029	n/a	4,660	0.17%
Cook & Boardman Group		3916 Westpoint Blvd., Winston-Salem, North Carolina 27101	Construction & Building	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	3/4/2030	n/a	120,846	4.36%
Cook & Boardman Group - Delayed Draw Term Loan		3916 Westpoint Blvd., Winston-Salem, North Carolina 27101	Construction & Building	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	3/4/2030	n/a	32,847	1.19%
CoreWeave - Delayed Draw Term Loan		101 Eisenhower Pkwy, Livingston, New Jersey 07039	High Tech Industries	First Lien Senior Secured Loan	10.2%	SOFR	6.000%	8/29/2030	n/a	34,994	1.26%
CoreWeave - Delayed Draw Term Loan Add on		101 Eisenhower Pkwy, Livingston, New Jersey 07039	High Tech Industries	First Lien Senior Secured Loan	8.3%	SOFR	4.250%	9/29/2030	n/a	48,014	1.73%
Dellner Couplers Group AB	(5)	Vikavägen 44, Falun, Sweden	Containers, Packaging & Glass	First Lien Senior Secured Loan	7.4%	EUROLIBOR	5.500%	6/29/2029	n/a	44,520	1.61%
DFS Holdings Company, Inc.		607 W Dempster St, Mount Prospect, Illinois 60056	Wholesale	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	1/31/2029	n/a	20,402	0.74%
DFS Holdings Company, Inc. - Delayed Draw Term Loan		607 W Dempster St, Mount Prospect, Illinois 60056	Wholesale	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	1/31/2029	n/a	1,540	0.06%
DISA Holdings Corp.		10900 Corporate Centre Dr Ste 250, Houston, Texas 77002	Services: Business	Second Lien Senior Secured Loan	12.63% (Incl 2.00% PIK)	SOFR	8.500%	3/9/2029	n/a	15,565	0.56%
DISA Holdings Corp.		10900 Corporate Centre Dr Ste 250, Houston, Texas 77002	Services: Business	First Lien Senior Secured Loan	9.3%	SOFR	5.000%	9/9/2028	n/a	16,293	0.59%
DISA Holdings Corp. - Delayed Draw Term Loan		10900 Corporate Centre Dr Ste 250, Houston, Texas 77002	Services: Business	Second Lien Senior Secured Loan	12.63% (Incl 2.00% PIK)	SOFR	8.500%	3/9/2029	n/a	2,918	0.11%
DISA Holdings Corp. - Delayed Draw Term Loan		10900 Corporate Centre Dr Ste 250, Houston, Texas 77002	Services: Business	First Lien Senior Secured Loan	9.3%	SOFR	5.000%	9/9/2028	n/a	11,959	0.43%
DISA Holdings Corp. - Revolving Credit Facility		10900 Corporate Centre Dr Ste 250, Houston, Texas 77002	Services: Business	First Lien Senior Secured Loan	9.3%	SOFR	5.000%	9/9/2028	n/a	792	0.03%
Elessent Clean Technologies Inc.		575 Maryville Centre Dr Ste 400, St. Louis, Missouri 63101	Construction & Building	First Lien Senior Secured Loan	10.1%	SOFR	6.000%	11/15/2029	n/a	133,573	4.82%
Elessent Clean Technologies Inc. - Revolving Credit Facility		575 Maryville Centre Dr Ste 400, St. Louis, Missouri 63101	Construction & Building	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	11/15/2029	n/a	(217)	-0.01%
Ethos	(5)	3100 S Sam Houston Pkwy, E, Houston, Texas 77002	Services: Business	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	12/30/2029	n/a	155,225	5.61%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
Ethos - PIK Note	(5)	3100 S Sam Houston Pkwy, E, Houston, Texas 77002	Services: Business	Subordinated Junior Unsecured Loan	13.00% PIK		N/A	3/31/2030	n/a	1,102	0.04%
Faraday Buyer, LLC		481 Munn Rd E #300, Fort Mill, South Carolina 29708	Capital Equipment	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	10/10/2028	n/a	32,479	1.17%
Faraday Buyer, LLC - Delayed Draw Term Loan		481 Munn Rd E #300, Fort Mill, South Carolina 29708	Capital Equipment	First Lien Senior Secured Loan	10.0%	SOFR	6.000%	10/10/2028	n/a	(8)	0.00%
FEG, Inc.		72 Monroe Center St NW Ste B, Grand Rapids, Michigan 49503	Services: Consumer	First Lien Senior Secured Loan	8.9%	SOFR	4.750%	5/10/2030	n/a	84,452	3.05%
FEG, Inc. - Revolving Credit Facility		72 Monroe Center St NW Ste B, Grand Rapids, Michigan 49503	Services: Consumer	First Lien Senior Secured Loan	8.7%	SOFR	4.750%	5/10/2030	n/a	(231)	-0.01%
Foundation Risk Partners		780 W Granada Blvd, Ormond Beach, Florida 32174	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	10/29/2030	n/a	19,549	0.71%
Foundation Risk Partners - Delayed Draw Term Loan		780 W Granada Blvd, Ormond Beach, Florida 32174	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	10/29/2030	n/a	44,276	1.60%
Foundation Risk Partners - Delayed Draw Term Loan Incremental		780 W Granada Blvd, Ormond Beach, Florida 32174	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	10/29/2030	n/a	9,895	0.36%
Foundation Risk Partners - Delayed Draw Term Loan Second Incremental		780 W Granada Blvd, Ormond Beach, Florida 32174	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	10/29/2030	n/a	560	0.02%
Foundation Risk Partners - Revolving Credit Facility		780 W Granada Blvd, Ormond Beach, Florida 32174	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	8.7%	SOFR	4.750%	10/29/2029	n/a	(7)	0.00%
Foundation Risk Partners - Revolving Credit Facility Incremental		780 W Granada Blvd, Ormond Beach, Florida 32174	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	8.7%	SOFR	4.750%	10/29/2029	n/a	(16)	0.00%
Four Winds Interactive LLC		1221 N Broadway, Denver, Colorado 80202	Services: Business	First Lien Senior Secured Loan	10.5%	SOFR	6.500%	2/20/2030	n/a	14,700	0.53%
Four Winds Interactive LLC - Delayed Draw Term Loan		1221 N Broadway, Denver, Colorado 80202	Services: Business	First Lien Senior Secured Loan	10.5%	SOFR	6.500%	2/20/2030	n/a	(22)	0.00%
Four Winds Interactive LLC - Revolving Credit Facility		1221 N Broadway, Denver, Colorado 80202	Services: Business	First Lien Senior Secured Loan	10.5%	SOFR	6.500%	2/20/2030	n/a	(34)	0.00%
Frontgrade Technologies Inc.		4350 Centennial Blvd, Colorado Springs, Colorado 80903	Aerospace & Defense	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	1/9/2030	n/a	9,608	0.35%
Frontgrade Technologies Inc.		4350 Centennial Blvd, Colorado Springs, Colorado 80903	Aerospace & Defense	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	1/9/2030	n/a	59,401	2.15%
Frontgrade Technologies Inc. - Incremental Term Loan		4350 Centennial Blvd, Colorado Springs, Colorado 80903	Aerospace & Defense	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	1/9/2030	n/a	5,460	0.20%
Frontgrade Technologies Inc. - Incremental Term Loan Add on		4350 Centennial Blvd, Colorado Springs, Colorado 80903	Aerospace & Defense	First Lien Senior Secured Loan	9.3%	SOFR	5.000%	1/9/2030	n/a	4,385	0.16%
Frontgrade Technologies Inc. - Revolving Credit Facility		4350 Centennial Blvd, Colorado Springs, Colorado 80903	Aerospace & Defense	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	1/9/2028	n/a	—	0.00%
Fullsteam		540 Devall Dr Ste 301, Auburn, Alabama 36830	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	9.5%	SOFR	5.250%	8/8/2031	n/a	24,006	0.87%
Fullsteam - Delayed Draw Term Loan		540 Devall Dr Ste 301, Auburn, Alabama 36830	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	9.2%	SOFR	5.250%	8/8/2031	n/a	(35)	0.00%
Fullsteam - Revolving Credit Facility		540 Devall Dr Ste 301, Auburn, Alabama 36830	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	9.2%	SOFR	5.250%	8/8/2031	n/a	(26)	0.00%
Gainwell Acquisition Corp		225 E. John Carpenter Freeway, Suite 500, Irving, Texas 75038	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	8.1%	SOFR	4.100%	10/1/2027	n/a	967	0.03%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
Great Day Improvements LLC		2500 E Enterprise Pkwy, Twinsburg, Ohio 44087	Construction & Building	First Lien Senior Secured Loan	9.8%	SOFR	5.762%	6/13/2030	n/a	83,589	3.02%
Great Day Improvements LLC - Revolving Credit Facility		2500 E Enterprise Pkwy, Twinsburg, Ohio 44087	Construction & Building	First Lien Senior Secured Loan	9.7%	SOFR	5.762%	6/13/2030	n/a	(220)	-0.01%
GSM Outdoors		5250 Frye Road, Irving, Texas 75038	Consumer Goods: Non-durable	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	9/30/2031	n/a	12,134	0.44%
Healthco Investment LTD - Delayed Draw Term Loan GBP	(5)	Hohenstaufenring 30-32, 50674 Köln, Dormagen, Germany	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	10.0%	SONIA	5.750%	9/9/2032	n/a	(66)	0.00%
Healthco Investment LTD EUR	(5)	Hohenstaufenring 30-32, 50674 Köln, Dormagen, Germany	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	7.8%	EUROLIBOR	5.750%	9/9/2032	n/a	26,612	0.96%
Healthco Investment LTD GBP	(5)	Hohenstaufenring 30-32, 50674 Köln, Dormagen, Germany	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	10.1%	SONIA	5.750%	9/9/2032	n/a	6,589	0.24%
Hexion Holdings Corporation		180 East Broad Street, Columbus, Ohio 43215	Chemicals, Plastics & Rubber	Second Lien Senior Secured Loan	11.7%	SOFR	7.538%	3/15/2030	n/a	24,348	0.88%
Highgate Hotels, L.P.		870 7th Avenue, 2nd Floor, New York, New York 10019	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.5%	SOFR	5.500%	11/5/2029	n/a	99,233	3.58%
Highgate Hotels, L.P. - Revolving Credit Facility		870 7th Avenue, 2nd Floor, New York, New York 10019	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.7%	SOFR	5.500%	11/3/2029	n/a	2,750	0.10%
Hotel Equities Group, LLC		4800 North Point Parkway, Suite 250, Alpharetta, Georgia 30022	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.1%	SOFR	5.750%	1/22/2029	n/a	28,904	1.04%
Hotel Equities Group, LLC - Revolving Credit Facility		4800 North Point Parkway, Suite 250, Alpharetta, Georgia 30022	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.1%	SOFR	5.750%	1/22/2029	n/a	2,767	0.10%
Inframark		220 Gibraltar Rd #200, Horsham, Pennsylvania 19044	Environmental Industries	First Lien Senior Secured Loan	9.45% (Incl 2.75% PIK)	SOFR	5.250%	7/31/2031	n/a	18,543	0.67%
Inframark - Delayed Draw Term Loan		220 Gibraltar Rd #200, Horsham, Pennsylvania 19044	Environmental Industries	First Lien Senior Secured Loan	9.45% (Incl 2.75% PIK)	SOFR	5.250%	7/31/2031	n/a	1,698	0.06%
Inmar, Inc.		1 W. 4th St., Suite 500, Winston-Salem, North Carolina 27101	High Tech Industries	First Lien Senior Secured Loan	8.6%	SOFR	4.500%	10/30/2031	n/a	33,047	1.19%
Innovate Corp.	(5)	295 Madison Avenue, 12th Floor, New York, New York 10017	Telecommunications	First Lien Senior Secured Loan	10.50% PIK		N/A	2/1/2027	n/a	23,672	0.85%
Inspired Pet Nutrition - Delayed Draw Term Loan	(5)	Dalton Airfield, Thirsk, United Kingdom	Beverage, Food & Tobacco	First Lien Senior Secured Loan	9.5%	SOFR	5.500%	6/30/2030	n/a	(211)	-0.01%
Inspired Pet Nutrition EUR	(5)	Dalton Airfield, Thirsk, United Kingdom	Beverage, Food & Tobacco	First Lien Senior Secured Loan	7.6%	EUROLIBOR	5.500%	6/30/2030	n/a	49,133	1.77%
Inspired Pet Nutrition GBP	(5)	Dalton Airfield, Thirsk, United Kingdom	Beverage, Food & Tobacco	First Lien Senior Secured Loan	9.7%	SONIA	5.500%	6/30/2030	n/a	102,661	3.71%
J&J Ventures Gaming LLC		1500 S Raney St, Effingham, Illinois 62401	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.3%	SOFR	5.114%	4/26/2028	n/a	132,665	4.79%
J&J Ventures Gaming LLC Add on		1500 S Raney St, Effingham, Illinois 62401	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	4/26/2030	n/a	29,719	1.07%
JLL Partners Fund VII Secondary	(5)	300 Park Ave 18th Fl, New York, New York 10001	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	10.75% PIK	SOFR	6.750%	4/29/2032	n/a	51,882	1.87%
K1 Speed Inc.		18500 Von Karman Ave Ste 1100, Irvine, California 92602	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.5%	SOFR	6.250%	1/2/2029	n/a	17,930	0.65%
K1 Speed Inc. - Delayed Draw Term Loan		18500 Von Karman Ave Ste 1100, Irvine, California 92602	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.5%	SOFR	6.250%	1/2/2029	n/a	3,548	0.13%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
K1 Speed Inc. - Delayed Draw Term Loan B		18500 Von Karman Ave Ste 1100, Irvine, California 92602	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.3%	SOFR	6.250%	1/2/2029	n/a	3,586	0.13%
K1 Speed Inc. Incremental		18500 Von Karman Ave Ste 1100, Irvine, California 92602	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.5%	SOFR	6.250%	1/2/2029	n/a	4,183	0.15%
K1 Speed Inc. Second Incremental		18500 Von Karman Ave Ste 1100, Irvine, California 92602	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	10.6%	SOFR	6.250%	1/2/2029	n/a	1,913	0.07%
Learnosity	(5)	Ella House, 42 Merrion Square East, Dublin 2, D02 H2H2, Dublin, Ireland	High Tech Industries	First Lien Senior Secured Loan	9.3%	SOFR	5.250%	1/15/2031	n/a	91,021	3.29%
Learnosity - Revolving Credit Facility	(5)	Ella House, 42 Merrion Square East, Dublin 2, D02 H2H2, Dublin, Ireland	High Tech Industries	First Lien Senior Secured Loan	9.2%	SOFR	5.250%	1/15/2031	n/a	(83)	0.00%
Legends Hospitality Holding Company		61 Broadway Ste 2400, New York, New York 10001	Services: Business	First Lien Senior Secured Loan	9.71% (Incl 2.75% PIK)	SOFR	5.500%	8/22/2031	n/a	63,968	2.31%
Legends Hospitality Holding Company - Delayed Draw Term Loan		61 Broadway Ste 2400, New York, New York 10001	Services: Business	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	8/22/2031	n/a	2,270	0.08%
Legends Hospitality Holding Company - Revolving Credit Facility		61 Broadway Ste 2400, New York, New York 10001	Services: Business	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	8/22/2030	n/a	627	0.02%
Ligado Networks LLC	(6)	10802 Parkridge Blvd, Reston, Virginia 20190	Telecommunications	First Lien Senior Secured Loan	15.5% PIK		N/A	11/1/2023	n/a	4,913	0.18%
Ligado Networks LLC - DIP Facility - Delayed Draw Term Loan		10802 Parkridge Blvd, Reston, Virginia 20190	Telecommunications	First Lien Senior Secured Loan	17.50% PIK		N/A	12/5/2025	n/a	1,765	0.06%
Ligado Networks LLC - DIP Roll-up		10802 Parkridge Blvd, Reston, Virginia 20190	Telecommunications	First Lien Senior Secured Loan	17.50% PIK		N/A	12/5/2025	n/a	2,232	0.08%
LJ Perimeter Buyer, Inc.		26661 Bunert Rd, Warren, Warren, Michigan 48089	Beverage, Food & Tobacco	First Lien Senior Secured Loan	11.0%	SOFR	6.650%	10/31/2028	n/a	17,622	0.64%
LJ Perimeter Buyer, Inc. - Delayed Draw Term Loan		26661 Bunert Rd, Warren, Warren, Michigan 48089	Beverage, Food & Tobacco	First Lien Senior Secured Loan	10.7%	SOFR	6.650%	10/31/2028	n/a	2,311	0.08%
LSCS Holdings Inc.		205 N Michigan Ave, Suite 3200, Chicago, Illinois 60601	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	8.5%	SOFR	4.500%	2/23/2032	n/a	26,925	0.97%
Maxar Technologies Inc.		1300 W. 120th Avenue, Westminster, Colorado 80030	Telecommunications	First Lien Senior Secured Loan	9.8%	SOFR	5.750%	5/3/2030	n/a	97,677	3.53%
Maxar Technologies Inc. - Revolving Credit Facility		1300 W. 120th Avenue, Westminster, Colorado 80030	Telecommunications	First Lien Senior Secured Loan	9.8%	SOFR	5.750%	5/3/2029	n/a	10,189	0.37%
Metropolis Technologies Inc.		1314 7th St, Santa Monica, Santa Monica, California 90401	Services: Consumer	First Lien Senior Secured Loan	10.3%	SOFR	6.100%	5/16/2031	n/a	123,986	4.48%
Metropolis Technologies Inc. - Class A Preferred Stock		1314 7th St, Santa Monica, Santa Monica, California 90401	Services: Consumer	Preferred Equity	16.00% (Incl 11.00% PIK)		N/A	2/13/2034	3.6%	20,050	0.72%
Metropolis Technologies Inc. - Class B Preferred Stock		1314 7th St, Santa Monica, Santa Monica, California 90401	Services: Consumer	Preferred Equity	17.5% PIK		N/A	2/13/2034	2.5%	7,362	0.27%
Metropolis Technologies Inc. - Warrant		1314 7th St, Santa Monica, Santa Monica, California 90401	Services: Consumer	Warrant	0.0%		N/A	2/13/2034	n/a	659	0.02%
MYOB Invest Co Pty Ltd and MYOB US Borrower LLC	(5)	Unit 301, 168 Cremorne Street, Cremorne VIC 3121, Melbourne, Australia	High Tech Industries	First Lien Senior Secured Loan	9.33% (Incl 3.00% PIK)	BBSW	5.750%	6/6/2030	n/a	49,278	1.78%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
Natural Partners, Inc.		360 Albert Street, 2nd Floor, Ottowa, Canada	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	8.7%	SOFR	4.500%	11/29/2030	n/a	49,991	1.81%
Natural Partners, Inc. - Revolving Credit Facility		360 Albert Street, 2nd Floor, Ottowa, Canada	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	8.5%	SOFR	4.500%	11/29/2027	n/a	(61)	0.00%
Nottingham Forest	(5)	The City Ground, Pavilion Road, West Bridgford, Nottingham, United Kingdom	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan	12.94% PIK		N/A	7/15/2028	n/a	5,605	0.20%
Onbe Inc.		2150 E Lake Cook Rd, Suite 150, Buffalo Grove, Illinois 60089	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Loan	9.7%	SOFR	5.500%	7/25/2031	n/a	126,877	4.58%
Parfums Holdings Co.		750 E Main, Stamford, Connecticut 06902	Consumer goods: Non-durable	First Lien Senior Secured Loan	9.3%	SOFR	5.250%	6/27/2030	n/a	94,783	3.42%
Parfums Holdings Co. - Revolving Credit Facility		750 E Main, Stamford, Connecticut 06902	Consumer goods: Non-durable	First Lien Senior Secured Loan	9.2%	SOFR	5.250%	6/27/2029	n/a	(45)	0.00%
PetVet Care Centers		One Gorham Island Road, Westport, Connecticut 06880	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	10.2%	SOFR	6.000%	11/15/2030	n/a	48,667	1.76%
PetVet Care Centers - Delayed Draw Term Loan		One Gorham Island Road, Westport, Connecticut 06880	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	10.1%	SOFR	6.000%	11/15/2030	n/a	(451)	-0.02%
PetVet Care Centers - Revolving Credit Facility		One Gorham Island Road, Westport, Connecticut 06880	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	10.1%	SOFR	6.000%	11/15/2029	n/a	(520)	-0.02%
Pharmalogic Holdings Corp.		5301 N Federal Highway, Suite 280, Boca Raton, Florida 33487	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	6/21/2030	n/a	19,519	0.70%
Pharmalogic Holdings Corp.		5301 N Federal Highway, Suite 280, Boca Raton, Florida 33487	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	6/21/2030	n/a	52,627	1.90%
Pharmalogic Holdings Corp. - Delayed Draw Term Loan		5301 N Federal Highway, Suite 280, Boca Raton, Florida 33487	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	6/21/2030	n/a	(110)	0.00%
Raptive		1411 Broadway, 27th Floor, New York, New York 10018	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan	8.5%	SOFR	4.365%	3/23/2028	n/a	11,329	0.41%
RPX Corporation		Four Embarcadero Center, Suite 4000, San Francisco, California 94111	Services: Business	First Lien Senior Secured Loan	9.4%	SOFR	5.250%	8/2/2030	n/a	67,361	2.43%
RPX Corporation - Revolving Credit Facility		Four Embarcadero Center, Suite 4000, San Francisco, California 94111	Services: Business	First Lien Senior Secured Loan	9.4%	SOFR	5.250%	8/2/2030	n/a	(74)	0.00%
Sandlot Baseball Borrower Co.		880 Long Drive Aberdeen, Aberdeen, Maryland 21001	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	12/27/2028	n/a	64,903	2.34%
Sandlot Baseball Borrower Co. - Delayed Draw Term Loan		880 Long Drive Aberdeen, Aberdeen, Maryland 21001	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	12/27/2028	n/a	10,850	0.39%
Sandlot Baseball Borrower Co. - Delayed Draw Term Loan 2		880 Long Drive Aberdeen, Aberdeen, Maryland 21001	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	12/27/2028	n/a	47	0.00%
Sandlot Baseball Borrower Co. - Revolving Credit Facility		880 Long Drive Aberdeen, Aberdeen, Maryland 21001	Hotel, Gaming & Leisure	First Lien Senior Secured Loan	9.0%	SOFR	5.000%	12/27/2028	n/a	-	0.00%
Sheffield United F.C.	(5)	Bramall Lane, Cherry Street, Sheffield, United Kingdom	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan	10.7%		N/A	5/22/2026	n/a	5,634	0.20%
Sky Merger Sub, LLC		300 N. Elm Street, Suite 101, Denton, Texas 76201	Aerospace & Defense	First Lien Senior Secured Loan	10.8%	SOFR	6.600%	5/28/2029	n/a	106,299	3.84%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
Sky Merger Sub, LLC - Delayed Draw Term Loan		300 N. Elm Street, Suite 101, Denton, Texas 76201	Aerospace & Defense	First Lien Senior Secured Loan	10.6%	SOFR	6.600%	5/28/2029	n/a	84	0.00%
Sky Merger Sub, LLC - Revolving Credit Facility		300 N. Elm Street, Suite 101, Denton, Texas 76201	Aerospace & Defense	First Lien Senior Secured Loan	10.6%	SOFR	6.600%	5/28/2029	n/a	(458)	-0.02%
SMX Group Intermediate Holdings LLC		44150 Smartronix Way, Hollywood, Maryland 20636	High Tech Industries	First Lien Senior Secured Loan	8.7%	SOFR	4.500%	2/6/2032	n/a	20,435	0.74%
Solvias AG	(5)	Römerpark 2, Kaiseraugst, Switzerland	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	6.3%	SARON	5.500%	2/27/2032	n/a	161,138	5.82%
Solvias AG - Holdco Note	(5)	Römerpark 2, Kaiseraugst, Switzerland	Healthcare & Pharmaceuticals	Subordinated Junior Unsecured Loan	12.50% PIK		N/A	2/27/2033	n/a	330	0.01%
Solvias AG - Revolving Credit Facility	(5)	Römerpark 2, Kaiseraugst, Switzerland	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan	6.3%	SARON	5.500%	2/27/2030	n/a	(499)	-0.02%
Sotheby’s		1334 York Ave, New York, New York 10001	Services: Consumer	First Lien Senior Secured Loan	7.4%		N/A	10/15/2027	n/a	17,258	0.62%
Southampton FC	(5)	St Mary’s Stadium Britannia Rd, Southampton, United Kingdom	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan	10.1%	SONIA	6.000%	9/20/2029	n/a	74,767	2.70%
Southampton FC - Revolving Credit Facility	(5)	St Mary’s Stadium Britannia Rd, Southampton, United Kingdom	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan	10.1%	SONIA	6.000%	9/20/2029	n/a	13,311	0.48%
Spartan College LLC		8820 E Pine St, Tulsa, Oklahoma 74103	Services: Consumer	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	3/25/2031	n/a	32,364	1.17%
Spartan College LLC - Delayed Draw Term Loan		8820 E Pine St, Tulsa, Oklahoma 74103	Services: Consumer	First Lien Senior Secured Loan	11.0%	SOFR	7.000%	3/25/2031	n/a	35	0.00%
SurveyMonkey Global Inc.		One Curiosity Way, San Mateo, California 94401	Services: Business	First Lien Senior Secured Loan	9.8%	SOFR	5.750%	5/31/2030	n/a	123,992	4.48%
SurveyMonkey Global Inc. - Revolving Credit Facility		One Curiosity Way, San Mateo, California 94401	Services: Business	First Lien Senior Secured Loan	9.7%	SOFR	5.750%	5/31/2029	n/a	(100)	0.00%
Systems Planning and Analysis, Inc.		2010 Corporate Ridge #350, Alexandria, Virginia 22314	Aerospace & Defense	First Lien Senior Secured Loan	8.9%	SOFR	4.750%	8/16/2027	n/a	10,432	0.38%
Systems Planning and Analysis, Inc. - Delayed Draw Term Loan		2010 Corporate Ridge #350, Alexandria, Virginia 22314	Aerospace & Defense	First Lien Senior Secured Loan	8.9%	SOFR	4.750%	8/16/2027	n/a	6,516	0.24%
Systems Planning and Analysis, Inc. - Delayed Draw Term Loan A		2010 Corporate Ridge #350, Alexandria, Virginia 22314	Aerospace & Defense	First Lien Senior Secured Loan	8.8%	SOFR	4.750%	8/16/2027	n/a	49,457	1.79%
Systems Planning and Analysis, Inc. - Delayed Draw Term Loan Add on 2		2010 Corporate Ridge #350, Alexandria, Virginia 22314	Aerospace & Defense	First Lien Senior Secured Loan	8.7%	SOFR	4.750%	8/16/2027	n/a	19,082	0.69%
Systems Planning and Analysis, Inc. - Revolving Credit Facility		2010 Corporate Ridge #350, Alexandria, Virginia 22314	Aerospace & Defense	First Lien Senior Secured Loan	8.9%	SOFR	4.750%	8/16/2027	n/a	490	0.02%
Texas Hydraulics		3410 Range Road, Temple, Texas 76504	Capital Equipment	First Lien Senior Secured Loan	10.4%	SOFR	6.250%	11/20/2030	n/a	87,791	3.17%
TIC Bidco LTD	(5)	3 Cadogan Gate, London, United Kingdom	High Tech Industries	First Lien Senior Secured Loan	9.0%	SONIA	5.000%	6/16/2031	n/a	12,384	0.45%
TIC Bidco LTD - Delayed Draw Term Loan	(5)	3 Cadogan Gate, London, United Kingdom	High Tech Industries	First Lien Senior Secured Loan	9.0%	SONIA	5.000%	6/16/2031	n/a	1,689	0.06%
Townsend		950 Main Avenue, Suite 1600, Cleveland, Ohio 44113	Services: Business	First Lien Senior Secured Loan	10.8%	SOFR	6.500%	8/1/2030	n/a	11,592	0.42%
Townsend - Revolving Credit Facility		950 Main Avenue, Suite 1600, Cleveland, Ohio 44113	Services: Business	First Lien Senior Secured Loan	10.5%	SOFR	6.500%	8/1/2029	n/a	(58)	0.00%

Portfolio Company For SOI (1) (2) (3)	Footnotes	Address	Moody’s Industry	Primary Asset Type	Current Interest Rate	Index (4)	Effective / Spread	Maturity Date	% of Class Held	Fair Value (in $ thousands)	Percentage of net Assets
Townsquare Media Inc.		4 Manhattanville Road Suite 107, Purchase, New York 10577	Media: Diversified & Production	First Lien Senior Secured Loan	9.2%	SOFR	5.000%	2/13/2030	n/a	43,138	1.56%
TPC Group, Inc.		500 Dallas St #1000, Houston, Texas 77002	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan	9.8%	SOFR	5.750%	11/24/2031	n/a	43,040	1.55%
Trace3 Inc.		7505 Irvine Center Dr Ste 100, Irvine, California 92602	Services: Business	Second Lien Senior Secured Loan	12.1%	SOFR	7.762%	10/8/2029	n/a	24,250	0.88%
Travelport Finance (Luxembourg) S.A.R.L	(5)	20 Rue Eugène Ruppert, Langley, United Kingdom	Services: Business	First Lien Senior Secured Loan	12.18% (Incl 2.18% PIK)	SOFR	7.890%	9/30/2028	n/a	47,551	1.72%
Trillium FlowControl	(5)	Westpoint House, 5 Redwood Place East Kilbride, Glasgow, United Kingdom	Capital Equipment	First Lien Senior Secured Loan	9.3%	SOFR	5.250%	12/20/2029	n/a	17,965	0.65%
Trillium FlowControl - Delayed Draw Term Loan	(5)	Westpoint House, 5 Redwood Place East Kilbride, Glasgow, United Kingdom	Capital Equipment	First Lien Senior Secured Loan	9.2%	SOFR	5.250%	12/20/2029	n/a	(19)	0.00%
Trillium FlowControl - Revolving Credit Facility	(5)	Westpoint House, 5 Redwood Place East Kilbride, Glasgow, United Kingdom	Capital Equipment	First Lien Senior Secured Loan	9.4%	SOFR	5.250%	12/20/2029	n/a	314	0.01%
USA Debusk LLC		1005 W 8th St, Deer Park, Texas 77536	Services: Business	First Lien Senior Secured Loan	9.4%	SOFR	5.250%	4/30/2031	n/a	16,240	0.59%
USA Debusk LLC - Delayed Draw Term Loan		1005 W 8th St, Deer Park, Texas 77536	Services: Business	First Lien Senior Secured Loan	9.4%	SOFR	5.250%	4/30/2031	n/a	950	0.03%
USA Debusk LLC - Revolving Credit Facility		1005 W 8th St, Deer Park, Texas 77536	Services: Business	First Lien Senior Secured Loan	9.4%	SOFR	5.250%	4/30/2030	n/a	1,296	0.05%
Valeron Group, LLC		2102 SW 2nd St, Pompano Beach, Florida 33060	Consumer Goods: Non-durable	First Lien Senior Secured Loan	9.6%	SOFR	5.500%	10/18/2031	n/a	145,463	5.25%
Valeron Group, LLC - Delayed Draw Term Loan		2102 SW 2nd St, Pompano Beach, Florida 33060	Consumer Goods: Non-durable	First Lien Senior Secured Loan	9.6%	SOFR	5.500%	10/18/2031	n/a	48,536	1.75%
ViaSat, Inc.	(5)	6155 El Camino Real, Carlsbad, California 92008	Telecommunications	First Lien Senior Secured Loan	8.8%	SOFR	4.615%	5/30/2030	n/a	43,901	1.59%
Vision Purchaser Corp.		605 Territorial Dr, Bolingbrook, Illinois 60440	Services: Consumer	First Lien Senior Secured Loan	10.4%	SOFR	6.350%	12/10/2026	n/a	34,128	1.23%
Vision Purchaser Corp. - Fourth Amended Term Loan		605 Territorial Dr, Bolingbrook, Illinois 60440	Services: Consumer	First Lien Senior Secured Loan	10.4%	SOFR	6.350%	12/10/2026	n/a	4,015	0.14%
Vision Purchaser Corp. - Incremental Term Loan		605 Territorial Dr, Bolingbrook, Illinois 60440	Services: Consumer	First Lien Senior Secured Loan	10.4%	SOFR	6.350%	12/10/2026	n/a	2,370	0.09%
Watchguard Technologies, Inc.		255 S King Street Suite 1100, Seattle, Washington 98101	High Tech Industries	First Lien Senior Secured Loan	9.4%	SOFR	5.250%	7/2/2029	n/a	73,962	2.67%
Xponential Fitness LLC	(5)	17877 Von Karman Ave Suite 100, Irvine, California 92602	Retail	First Lien Senior Secured Loan	10.8%	SOFR	6.762%	8/1/2027	n/a	91,179	3.29%
Xponential Fitness LLC - Series A Preferred Stock	(5)	17877 Von Karman Ave Suite 100, Irvine, California 92602	Retail	Preferred Equity	6.5%		N/A	6/25/2029	0.2%	180	0.01%

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.
(2)	All debt and equity investments are income producing unless otherwise noted.
(3)

All investments are non-controlled/non-affiliated investments as defined by the 1940 Act. The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities. The provisions of the 1940 Act also classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(4)

Variable rate loans to the portfolio companies are indexed to the Secured Overnight Financing Rate (“SOFR”) (denoted as “S”), Euro Interbank Offered Rate (“EURIBOR”) (denoted as “E”), Swiss Average Rate Overnight (“SARON”) (denoted as “SA”), Sterling Overnight Index Average (“SONIA”) (denoted as “SO”), or Bank Bill Swap Rate (“BBSW”) (denoted as “B”) and generally reset periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of September 30, 2025

(5)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2025, qualifying assets represented approximately 76.8% of total assets as calculated in accordance with regulatory requirements.

(6)

Investment was on non-accrual status as of September 30, 2025, meaning that the Company has ceased recognizing interest income on these investments. As of September 30, 2025, debt investments on non-accrual status represented 0.2% and 0.1% of total investments on an amortized cost basis and fair value basis, respectively.

(7)	Portfolio company formerly known as Cotulla Acquisition Co.

MANAGEMENT OF THE COMPANY

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company and our Adviser, or of any of their respective affiliates. The Board appoints our officers, who serve at the discretion of the Board. The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our operations, investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers.

Directors

Information regarding the Board is as follows:

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors

Robert Platek, 61	Chief Executive Officer, President, Director and Chairman	Since 2021 (term expires 2026)	Partner & Chairman of Global Credit at BDT & MSD (2026 - Present)	1	None

Independent Directors

Louisa (Lucy) Rodriguez, 66	Director	Since 2022 (term expires 2026)	Executive Vice President of Investor Relations, Corporate Communications and Public Affairs at CEMEX, S.A.B. de C.V. (2006 - Present)	1	None

James Chapman, 63	Director	Since 2021 (term expires 2027)	Director	1	California Resources Corp. and Denbury, Inc.

Jessica Whitt, 47	Director	Since 2024 (term expires 2025)	U.S. Head of ESG Research, Barclays Capital; Head of ESG Research, Morgan Stanley Investment Management	1	None

(1)	The address for each of the directors and officers of the Company is c/o MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, New York 10022.
(2)	The Fund Complex consists solely of the Company.

Executive Officers and Certain Other Officers Who are Not Directors

Information regarding our executive officers and certain other officers who are not directors is as follows:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Brian Williams, 43	Chief Financial Officer and Treasurer	Since 2021 (indefinite term)	Chief Financial Officer and Treasurer of the Company (2021 - present); Director and Controller at Guggenheim Investments and Chief Financial Officer of Guggenheim Investments’ BDCs (2017 - 2020)

Saritha Reddy, 44	Chief Compliance Officer and Secretary	Since 2021 (indefinite term)	Chief Compliance Officer and Secretary of the Company (2021 - present); various roles and most recently Managing Director and Senior Compliance Officer at Apollo Global Management Inc. (2015 - 2021)

The address for each of the directors and officers of the Company is c/o MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, New York 10022.

Biographical Information

Directors

Robert Platek. Robert Platek serves as Chief Executive Officer, President and Chairman of the Board. Mr. Platek is a Partner & Chairman of Global Credit at BDT & MSD. He joined BDT & MSD in January 2002 as Co-Manager of the Special Opportunities Portfolio and became a Partner of BDT & MSD in January 2006. Most recently, he also served as the Co-Head of Global Credit at BDT & MSD and a Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds, Real Estate Credit Opportunity Funds, and Special Investment Funds. From 1995 through 2001, Mr. Platek founded Griffin Partners, L.P. and Plymouth Partners, L.P., and he was also the Hedge Fund Portfolio Manager for the Proprietary Group of Paine Webber, in each case focusing primarily on distressed and high yield bonds as well as restructured equities. From 1991 through 1994, he was a member of the High Yield Trading Group at Citicorp Securities, Chase Securities, and The Printon Kane Group. From 1986 through 1990, Mr. Platek was a financial analyst of Chase Manhattan Bank’s Debt Restructuring Group and Financial Audit Group. Mr. Platek received a B.S. degree from Rutgers University in 1986.

James Chapman. James Chapman has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since December 2021. Mr. Chapman also serves as a non-executive Advisory Director of SkyWorks Capital, LLC, an aviation and aerospace management consulting services company based in Greenwich, Connecticut, which he joined in December 2004. Prior to SkyWorks, he was associated with Regiment Capital Advisors, LP, an investment advisor based in Boston specializing in high yield investments, which he joined in January 2003. Prior to Regiment, Mr. Chapman acted as a capital markets and strategic planning consultant with private and public companies, as well as investment advisers and hedge funds (including Regiment), across a range of industries. Prior to establishing an independent consulting practice, Mr. Chapman worked for The Renco Group,

Inc. (a multi-billion dollar private corporation with diverse investment holdings located throughout the world) from December 1996 to December 2001. Prior to Renco, he was a founding principal of Fieldstone Private Capital Group in August 1990 where he headed the Corporate Finance and High Yield Finance Groups. Prior to joining Fieldstone, Mr. Chapman worked for Bankers Trust Company from July 1985 to August 1990, most recently in the BT Securities capital markets area.

Mr. Chapman has 40 years of investment banking experience in a wide range of industries including aviation/airlines, metals/mining, natural resources/energy, automotive/general manufacturing, financial services, real estate and healthcare. He served as a member of the Board of Directors of Arch Resources, Inc. (NYSE: ARCH) from October 2016 to May 2024 and on the Board of Directors of Denbury Resources (NYSE: DEN) from September 2020 to November 2023. Presently, he serves as a member of the Board of Directors of California Resources Corporation (NYSE: CRC) along with several private companies.

In prior years, Mr. Chapman has served as director of numerous other companies dating back to 1986. Mr. Chapman has served on numerous committees for the various boards including audit committee, compensation committee, pricing committee, portfolio management committee, treasury committee and corporate governance and human resource/nomination committee responsibilities. He has also served on special committees related to “going-private” transactions and other strategic initiatives, including mergers, acquisitions, restructurings, bankruptcies and litigation.

Mr. Chapman received an M.B.A. degree with distinction from Dartmouth College in 1985 and was elected an Edward Tuck Scholar. He received his B.A. degree, with distinction, magna cum laude, at Dartmouth College in 1984 and was elected to Phi Beta Kappa, in addition to being a Rufus Choate Scholar.

Jessica Whitt. Ms. Whitt has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since October 2024. Ms. Whitt was most recently US Head of ESG Research for Barclays Capital (“Barclays”). She joined Barclays in 2021. She has over 15 years of experience in equity and credit research and investment management. Prior to Barclays, Ms. Whitt was first a Senior Research Analyst covering Emerging Markets Equities and then the Head of ESG Research for Emerging Markets Equities at Morgan Stanley Investment Management. Prior to that, she was a Senior Research Analyst at Moon Capital Management. Ms. Whitt holds a B.A. in International Relations and Asian Studies from Colgate University and an MBA from the University of Chicago Booth Graduate School of Business with concentrations in Finance and Economics.

Louisa (Lucy) Rodriguez. Louisa (Lucy) Rodriguez has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since March 2022. Ms. Rodriguez is Executive Vice President of Investor Relations, Corporate Communications and Public Affairs at CEMEX, S.A.B. de C.V. (“CEMEX”) (NYSE: CX). She has over 25 years of experience in international finance and capital markets. She joined CEMEX in 2006 in the Investor Relations Department where she has been involved in more than $15 billion of equity and fixed income fundraising efforts. She also represents the company in the international financial community. Prior to CEMEX, Ms. Rodriguez spent 15 years at Citibank where she worked in capital markets origination, debt syndicate and securitization financing for Emerging Market issuers. In her early career, she worked for KPMG in their Audit Department. She previously served on the board of Trinidad Cement Ltd. and TCL Group. Ms. Rodriguez holds a B.A. in Economics from Trinity College, an MBA from New York University and a Masters from Columbia University School of International and Public Affairs. She has been a Certified Public Accountant (lapsed).

Executive Officers Who Are Not Directors

Brian Williams. Brian Williams serves as Chief Financial Officer and Treasurer of the Company, as well as a Managing Director at BDT & MSD Partners. Mr. Williams is responsible for the oversight of finance, accounting, investment operations and fund administration for the credit platform at BDT & MSD Partners. He joined BDT & MSD in July 2021. From May 2020 to June 2021 Mr. Williams worked at Wells Fargo Asset Management (“WFAM”) as a Senior Vice President and Controller overseeing Private Credit. From September

2017 through May 2020 Mr. Williams worked at Guggenheim Investments as a Director and Controller and served as the Chief Financial Officer of their BDCs. Prior to September 2017, Mr. Williams served as First Vice President and BDC Chief Accounting Officer for W. P. Carey Inc., where he was responsible for accounting, finance and financial reporting for business development companies. Mr. Williams previously served as Vice President at W. P. Carey Inc. Mr. Williams holds a B.S. in Accountancy from Villanova University and an MBA from the New York University Stern School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Saritha Reddy. Saritha Reddy is a Managing Director, Assistant General Counsel for BDT & MSD Partners. She also serves as the Chief Compliance Officer of the Company, MSD Partners, L.P. and our Adviser. She joined BDT & MSD in November 2021. Prior to joining BDT & MSD, Saritha worked at Apollo Global Management Inc. since 2015 with her most recent position being Managing Director and Senior Compliance Officer. Prior to Apollo, she worked as a senior associate in the Litigation and Investment Management groups at Pryor Cashman LLP from 2010 to 2015 and an associate in the Litigation group at Reed Smith LLP from 2007 to 2010. Ms. Reddy earned a B.A. in International Relations & Economics from Tufts University and a J.D. from Fordham University School of Law.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our operations, investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, the Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.

Under the Company’s bylaws (as amended or supplemented from time to time, our “Bylaws”), the Board may designate a Chairman to preside over the meetings of the Board and meetings of the shareholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believes that the Company should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in the best interests of the Company and its shareholders at such times.

We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Robert Platek currently serves as the chairman of our Board. Mr. Platek is an ‘‘interested person’’ of the Company as defined in Section 2(a)(19) of the 1940 Act because he is an officer of the Company and our Adviser. We believe that Mr. Platek’s history with BDT & MSD, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Platek’s relationship with BDT & MSD provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the interested director; the establishment of the Audit Committee and the Nominating Committee, which are comprised solely of Independent Directors; and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of the interested director and other members of management, and who is responsible for administering our compliance policies and procedures. The Board also believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

The Board currently does not have a designated lead Independent Director. However, Mr. Chapman, the chairman of the Audit Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of the Board. We believe the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, our ability to incur indebtedness is limited such that its asset coverage generally must equal at least 150% after such borrowing, we generally must invest at least 70% of our total assets in “qualifying assets” and our ability to co-invest with our affiliates is limited. In addition, we have elected, and intend to qualify annually, to be treated as an RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, we must, among other things, meet certain income source, income distribution, and asset diversification requirements.

The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer of our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through our Administrator), if any, accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of the our financial statements.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and our service providers’ compliance policies and procedures since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that its asset coverage generally must equal at least 150% after such borrowing, we generally must invest at least 70% of our total assets in “qualifying assets” and our ability to co-invest with our affiliates is limited.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022, Attention: Chief Compliance Officer.

Committees of the Board of Directors

The Board has established an Audit Committee, a Pricing Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of shareholders.

Board Committees
	Audit Committee	Pricing Committee	Nominating and Corporate Governance Committee
Director
Jessica Whitt	X	X	Chair
James Chapman	Chair	X	X
Louisa (Lucy) Rodriguez	X	X	X
Robert Platek*		Chair

*	Robert Platek serves as Chief Executive Officer, President and Chairman of the Board, and is an “interested person” of the Company.

Audit Committee

The Audit Committee had five formal meetings and did not take action by unanimous written consent during the fiscal year ended December 31, 2024.

The Audit Committee is composed of James Chapman, Jessica Whitt and Louisa (Lucy) Rodriguez, each of whom is an Independent Director. Mr. Chapman serves as chair of the Audit Committee. The Board has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments, and is responsible for aiding the Board in determining the fair value of portfolio securities for which current market values are not readily available; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with our Code of Business Conduct; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board.

Nominating and Corporate Governance Committee

The Nominating Committee had two formal meetings and took action by unanimous written consent during the fiscal year ended December 31, 2024.

The Nominating Committee is comprised of James Chapman, Jessica Whitt and Louisa (Lucy) Rodriguez, each of whom is an Independent Director. Ms. Whitt serves as chair of the Nominating Committee.

The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by our shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of our business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all shareholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.

The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.

Pricing Committee

The Pricing Committee did not hold any formal meetings and took action by unanimous written consent during the fiscal year ended December 31, 2024.

The Pricing Committee is comprised of Robert Platek, James Chapman, Jessica Whitt, and Louisa (Lucy) Rodriguez, with Robert Platek serving as the Chairman of the Pricing Committee. The Board established a Pricing Committee to determine the offering price of shares in in connection with the initial private offering and any subsequent offerings. The purpose of the Pricing Committee is to ensure that the price of shares in any offering is determined in accordance with the Company’s pricing and valuation policies, as well as compliance with Section 23(b) of the 1940 Act, which requires that shares not be sold below NAV exclusive of any distributing commissions or discounts.

Election of Executive Officers

Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.

Compensation Discussion and Analysis

We do not currently have any employees and do not expect to have any employees, and accordingly we do not maintain a standing compensation committee of the Board. Services necessary for our business are provided by individuals who are employees of our Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by our Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by our Adviser or its affiliates.

Each of our executive officers is an employee of an affiliate of our Administrator. We reimburse our Administrator for our allocable portion of expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer, our Chief Compliance Officer and their respective staffs, and we reimburse our Adviser for certain expenses under the Investment Advisory Agreement.

Director Compensation

No compensation will be paid to our interested directors. We pay each Independent Director: (i) $100,000 per year (prorated for any partial year) and (ii) an additional fee of $10,000 per year for the chairman of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his or her duties as an Independent Director. The table below sets forth the compensation received by each independent director from us for service during the fiscal year ended December 31, 2024:

Name	Fees Earned and Paid in Cash	Total Compensation
James Chapman	$110,000.00	$110,000.00
Jessica Whitt(1)	$16,666.67	$16,666.67
Louisa (Lucy) Rodriguez	$100,000.00	$100,000.00
Joseph Branch(2)	$50,000.00	$50,000.00
Total	$276,666.67	$276,666.67

(1)	Indicates fees paid from October 29, 2024 through December 31, 2024. On October 29, 2024, Ms. Whitt was appointed as a director of the Board, effective immediately.

(2)	Indicates fees paid from January 1, 2024 through May 10, 2024. On May 10, 2024, Mr. Branch resigned as a director of the Board, effective immediately.

PORTFOLIO MANAGEMENT

The following individuals function as our portfolio managers (the “portfolio managers”) and are jointly and primarily responsible for the day-to-day management of our portfolio.

Name	Position	Length of Service with BDT (years)	Principal Occupation(s) During Past 5 Years
Jeremy Herz	Co-Head of Corporate Credit at BDT and Co-Portfolio Manager of MSD Investment Corp.	15	Jeremy Herz also serves as Co-Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds and Special Investments Funds.

Matthew Olim	Co-Head of Corporate Credit at BDT and Co-Portfolio Manager of MSD Investment Corp.	25	Matthew Olim also serves as Co-Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds and Special Investments Funds.

Robert Platek	Partner & Chairman of Global Credit at BDT & MSD and Co-Portfolio Manager of MSD Investment Corp.	24	Robert Platek also served as Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds, Real Estate Credit Opportunity Funds, and Special Investments Funds.

Scott Segal	Co-Head of Corporate Credit at BDT and Co-Portfolio Manager of MSD Investment Corp.	19	Scott Segal also serves as Co-Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds and Special Investments Funds.

Each of the portfolio managers is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, Matthew Olim and Robert Platek also spend portions of their time on corporate and administrative activities in their capacities as Co-Head of Corporate Credit and Global Co-Head of Credit, respectively, at BDT. Each of the portfolio managers receive a compensation package that includes some combination of fixed draw and variable incentive compensation based on our performance. None of the portfolio managers receives any direct compensation from us. See “— Other Accounts Managed by Portfolio Managers” and “Risk Factors —  Risks Related to our Adviser and its Affiliates — We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest” in our 2024 Annual Report, which is incorporated by reference herein.

The following table sets forth the dollar range of our equity securities and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2024.

Name	Aggregate Dollar Range of Equity Securities in MSD Investment Corp.(1)
Jeremy Herz	Over $	1,000,000
Matthew Olim	Over $	1,000,000
Robert Platek	Over $	1,000,000
Scott Segal	Over $	1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other registered investment companies and business development companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2025: (i) the number of other registered investment companies and business development companies (not including the Company), other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Jeremy Herz
Registered investment companies/Business development companies	0	$0	0	$0
Other pooled investment vehicles	27	$3,443.41	27	$3,443.41
Other accounts	1	$83.58	1	$83.58

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Matthew Olim
Registered investment companies/Business development companies	0	$0	0	$0
Other pooled investment vehicles	27	$3,443.41	27	$3,443.41
Other accounts	1	$83.58	1	$83.58

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Robert Platek
Registered investment companies/Business development companies	0	$0	0	$0
Other pooled investment vehicles	27	$3,443.41	27	$3,443.41
Other accounts	1	$83.58	1	$83.58

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Scott Segal
Registered investment companies/Business development companies	0	$0	0	$0
Other pooled investment vehicles	27	$3,443.41	27	$3,443.41
Other accounts	1	$83.58	1	$83.58

MANAGEMENT AND OTHER AGREEMENTS AND FEES

BDT & MSD BDC Management, LLC serves as our investment adviser and our administrator. Our Adviser is registered as an investment adviser with the SEC pursuant to the Advisers Act and provides certain investment advisory and management services to us pursuant to the Advisory Agreement. Our Administrator may retain a sub-administrator to provide certain administrative services to us and enter in a sub-administration agreement.

Advisory Agreement

Our Adviser is responsible for the overall management of our business and activities pursuant to the Advisory Agreement. Our Adviser manages our loans and day-to-day operations, subject at all times to the terms and conditions set forth in the Advisory Agreement and such further limitations or parameters as may be imposed from time to time by our Board. Under the Advisory Agreement, our Adviser has contractual responsibilities to us, including to provide us with a management team (whether our Adviser’s own employees or individuals for which our Adviser has contracted with other parties to provide services to its clients), who will be our executive officers, and members of the Investment Committee. Our Adviser will use its commercially reasonable efforts to perform its duties under the Advisory Agreement.

The Advisory Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board or a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

On June 30, 2025, we entered into Amendment No. 1 to the Advisory Agreement (the “Advisory Agreement Amendment”), dated as of June 30, 2025, by and among us, the Prior Adviser and the Adviser. As a result of the Advisory Agreement Amendment, the Adviser was appointed to serve as our investment adviser rather than the Prior Adviser, and the Adviser became responsible for the overall management of our investment activities and daily portfolio management obligations in place of the Prior Adviser. The Advisory Agreement Amendment was entered into in connection with the internal reorganization of BDT, the ultimate parent company of the Adviser and the Prior Adviser, and there were no changes to the advisory services provided to us, including no changes in the personnel providing the advisory services or any changes to the advisory fees payable by us.

Board Approval of the Advisory Agreement

Our Board, including a majority of Independent Directors, approved our initial investment advisory agreement on December 14, 2021, approved the Advisory Agreement on November 8, 2022, approved a one year renewal of such Advisory Agreement on November 4, 2024 and approved the Amendment on June 16, 2025. Most recently, on November 3, 2025, the Board approved the renewal of the Advisory Agreement for a one-year period ending January 1, 2027. In voting to approve the Advisory Agreement and renewal thereof, the Board was provided the information it is required to consider regarding the Advisory Agreement, including: (a) the nature, quality and extent of the advisory and other services to be provided to us by our Adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to our Adviser from its relationship with us and the profitability of that relationship; (e) information about the services to be performed and the personnel performing such services under the Advisory Agreement; (f) the organizational capability and financial condition of Adviser and its affiliates; and (g) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure. In approving the Amendment, the Board considered that such change reflects an internal reorganization of BDT to designate certain of its investment advisory functions, including those with respect to the Company, to the Adviser. The Board also considered that the Adviser and the Prior

Adviser are under common control and retain the same personnel, and the Adviser provides the same investment advisory services to the Company as the Prior Adviser provided to the Company under the Advisory Agreement.

Compensation of the Adviser

Management Fee

Pursuant to the Advisory Agreement, we pay our Adviser an annual management fee quarterly in arrears (the “Management Fee”). The Management Fee for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee is calculated as follows:

(i)

Prior to an initial public offering of the Company’s common stock and/or listing on a nationally recognized stock exchange (an “Exchange Listing”), the Management Fee shall be calculated at a rate of 0.1875% per quarter (0.75% per annum) of the Company’s average gross asset value at the end of the two most recently completed calendar quarters (or for the first quarter which the Company has operations, the average gross assets at the date of the initial drawdown from investors and the end of such calendar quarter), including assets purchased with borrowed funds or other forms of leverage (including, but not limited to, our Credit Facilities) but excluding (i) cash and cash equivalents (as defined below) and (ii) undrawn commitments (commitments that are not yet property of the Company and therefore are not included in the calculation). “Cash equivalents” means U.S. government securities, money market fund investments, commercial paper instruments, and other similar cash equivalent investments maturing within one year of purchase.

(ii)

Following an Exchange Listing, the Management Fee will be calculated at a rate 0.3125% per quarter (1.25% per annum) of the Company’s average gross asset value including assets purchased with borrowed amounts under any credit facility but excluding cash and cash equivalents at the end of the two most recently completed calendar quarters (or for the first quarter following an Exchange Listing, the average gross assets as of the date of the Exchange Listing and the end of such calendar quarter).

Incentive Fee

Pursuant to the Advisory Agreement, we pay our Adviser an incentive fee (the “Incentive Fee”).

The Incentive Fee consists of two components that are independent of each other with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income (the “Income-Based Fee”) and a portion is based on our capital gains (the “Capital Gains Fee”), each as described below.

(i)

The Income-Based Fee is determined and paid quarterly in arrears based on the amount by which the aggregate “Pre-Incentive Fee Net Investment Income” (as defined below) in any calendar quarter exceeds the “Hurdle Amount” (as defined below). The Hurdle Amount is determined on a quarterly basis and is calculated by multiplying 1.5% (6% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter.

The calculation of the Income-Based Fee for each quarter is as follows:

A.	No Income-Based Fee is payable to our Adviser in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;

B.

100% of the Company’s aggregate Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.77% (7.06% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter. The Catch-Up Amount is intended to provide our Adviser with an incentive fee of 15% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Catch-Up Amount for any calendar quarter; and

C.

For any quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income exceeds the Catch-Up Amount, the Income-Based Fee shall equal 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income for such quarter, as the Hurdle Amount and Catch-Up Amount has been achieved.

(ii)

The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company’s cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 15% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years commencing with the first calendar year ended after the Company elected to be treated as a BDC. If such amount is negative, then there is no Capital Gains Fee payable for such year. If the Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee. The Company accrues, but does not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation, in accordance with generally accepted account principals in the United States (“U.S. GAAP”), because a capital gains incentive fee would be owed to our Adviser if the Company were to sell the relevant investment and realize a capital gain. In no event will the Capital Gains Incentive Fee calculated on unrealized appreciation be payable until such gains are realized, if at all.

“Pre-Incentive Fee Net Investment Income” shall mean interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the Management Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). In addition, “Pre-Incentive Fee Net Investment Income” shall include, in the case of investments with a deferred interest feature such as market discount, original issue discount (“OID”), debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. For avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Examples of the quarterly Incentive Fee calculation are annexed to the Advisory Agreement. Such examples are included for illustrative purposes only and are not considered part of the Advisory Agreement. The fees payable under the Advisory Agreement for any partial period will be appropriately prorated.

Both the calculation of the Management Fee and the Income-Based Fee will be appropriately adjusted for any capital calls done by the Company during the quarter (based on the actual number of days elapsed relative to the total number of days in such calendar quarter).

For purposes of computing the Income-Based Fee and the Capital Gains Fee, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly, in the manner described above. With respect to the calculation of quarterly Pre-Incentive Fee Net Investment Income for purposes of calculating the Income-Based Fee, net interest, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by us to the derivative or swap counterparty) are included in calculating the Income-Based Fee. The notional value of any such derivatives or swaps is not used for these purposes. With respect to the calculation of the Capital Gains Fee, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, are included on a cumulative basis in calculating the Capital Gains Fee.

The following is a graphical representation of the quarterly calculation of the Incentive Fee:

Examples of Incentive Fee Calculation

Example 1: Income Based Fee

General Assumptions:

Hurdle rate = 1.5%

Catchup rate = 1.7647%

Base management fee = 0.1875%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Scenario 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

Calculations

•	Pre-incentive fee net investment income = (investment income – (base management fee + other expenses))

•	Pre-incentive fee net investment income = (1.25% - (0.1875% + 0.2%)

•	Pre-incentive fee net investment income = 0.8625%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no Income Based Fee.

Scenario 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.0%

Calculations

•	Pre-incentive fee net investment income = (investment income – (base management fee + other expenses))

•	Pre-incentive fee net investment income = (2.00% - (0.1875% + 0.2%)

•	Pre-incentive fee net investment income = 1.6125%

Pre-incentive fee net investment income of 1.6125% exceeds the hurdle rate but is less than the catchup rate

•	Incentive fee = 100% × (Pre-incentive fee net investment income – hurdle rate)

•	Incentive fee = 100% × (1.6125% – 1.5000%)

Income Based Fee = 0.1125%

Scenario 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.5%

Calculations

•	Pre-incentive fee net investment income = (investment income – (base management fee + other expenses))

•	Pre-incentive fee net investment income = (2.50% - (0.1875% + 0.2%)

•	Pre-incentive fee net investment income = 2.1125%

Pre-incentive fee net investment income of 2.1125% exceeds the catchup rate

•	Incentive fee = 100% × (catchup rate – hurdle rate) + (15.0% × (Pre-incentive fee net investment income – catchup rate)

•	Incentive fee = 100% × (1.7647% – 1.5000%) + (15.0% × (2.1125% – 1.7647%))

Income Based Fee = 0.3169%

Example 2: Capital Gains Fee:

Scenario 1 – Assumptions:

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

•	Year 3: FMV of Investment B determined to be $25 million.

•	Year 4: Investment B sold for $31 million.

The Capital Gains Fee, if any, would be:

•	Year 1: None

•	Year 2: $4.5 million Capital Gains Fee, calculated as follows:

•	$30 million realized capital gains on sale of Investment A, multiplied by 15.0%

•	Year 3: None, calculated as follows:

•

$3.75 million cumulative fee (15.0% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $4.5 million (previous capital gains fee paid in Year 2).

•	Year 4: $150,000 Capital Gains Fee, calculated as follows:

•

$4.65 million cumulative fee ($31 million cumulative realized capital gains ($30 million from Investment A and $1 million from Investment B) multiplied by 15.0%) less $4.5 million (previous capital gains fee paid in Year 2).

Scenario 2 – Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

•	Year 4: FMV of Investment B determined to be $35 million.

•	Year 5: Investment B sold for $20 million.

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•	Year 2: $3.75 million capital gains incentive fee, calculated as follows:

•	15.0% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B).

•	Year 3: $1.05 million capital gains incentive fee, calculated as follows:

•

$4.8 million cumulative fee (15.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $3.75 million (previous capital gains fee paid in Year 2)

•	$5.25 million cumulative fee (15.0% multiplied by $35 million cumulative realized capital gains) less $4.8 million (previous cumulative capital gains fee paid in Year 2 and Year 3).

•	Year 4: $450,000 capital gains incentive fee, calculated as follows:

•	$5.25 million cumulative fee (15.0% multiplied by $35 million cumulative realized capital gains) less $4.8 million (previous cumulative capital gains fee paid in Year 2 and Year 3)

•	Year 5: None

•

$3.75 million cumulative fee (15.0% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $5.25 million (previous cumulative capital gains fee paid in Years 2, 3 and 4).

Expenses of our Adviser

Our Adviser is solely responsible for (a) the compensation of its officers including their salaries and benefits, except as otherwise specified; (b) fees and expenses for internal administrative, bookkeeping, clerical and related services rendered in support of the activities for which compensation is paid under (a) above; and (c) expenses associated with office space and facilities, utilities and telephone services, news, quotation and similar information and pricing services, computer equipment, travel expenses and support of our Adviser incurred in connection with our operations.

Limitations of Liability and Indemnification

The Advisory Agreement provides that we will indemnify our Adviser and its affiliates (each, an “Indemnitee”) against any liabilities relating to the offering of its common stock or its business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interest and except to the extent arising out of the Indemnitee’s willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the Advisory Agreement. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Administration Agreement

Pursuant to the Administration Agreement, our Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Administrator will perform, or oversee the performance of, our required administrative services, which include, among other things, assisting us with the preparation of the financial records that we are required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. Our Administrator also assists us in determining and publishing our NAV, overseeing the preparation and filing of tax returns, printing and disseminating reports to shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to us by others. At the request of our Adviser, our Administrator will also provide (or cause to be provided) managerial assistance on our behalf to portfolio companies that have accepted our offer to provide such assistance.

On August 11, 2025, we entered into Amendment No. 1 to the Administration Agreement (the “Administration Agreement Amendment”), dated as of August 11, 2025, by and among us, the Prior Administrator and the Administrator. As a result of the Administration Agreement Amendment, the Administrator was appointed to serve as our investment adviser rather than the Prior Administrator. The Administration Agreement Amendment was entered into in connection with the internal reorganization of BDT, the ultimate parent company of the Administrator and the Prior Administrator, and there were no changes to the services provided to us.

Payment of Our Expenses under the Advisory and Administration Agreements

Our Adviser and/or any affiliate of our Adviser that enters into an Administration Agreement with us are authorized to incur and pay, in the name and on behalf of us, all expenses which they deem necessary or advisable.

In consideration for the Management Fee, our Adviser will provide certain managerial and administrative services to us and bears certain expenses of Company. Our Adviser and/or its affiliates will provide office space, utilities and secretarial, clerical and other personnel. The Management Fee may exceed the expenses borne by our Adviser on behalf of Company.

We will bear all other costs and expenses of our operations, administration and transactions, including (without limitation): (i) fees and costs incurred in organizing the Company; (ii) fees and costs associated with calculating net asset value (including the cost and expenses of any independent valuation firm); (iii) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or the portfolio managers and other members of the investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Company’s rights; (iv) fees and expenses incurred by the Adviser (and their affiliates) or the Administrator (or its affiliates) payable to third parties, including agents, consultants or other advisers, in monitoring financial and legal affairs for the Company and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Company’s investments and monitoring investments and portfolio companies on an ongoing basis; (v) any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Company’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Company and in making, carrying, funding and/or otherwise resolving investment guarantees); (vi) fees and costs associated with offerings, sales, and repurchases of the Company’s common stock and other securities; (vii) fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any; (viii) investment advisory fees payable under the Advisory Agreement; (ix) administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between the Company and the Administrator, based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer, and their respective staffs); (x) costs incurred in connection with investor relations, board of directors relations, and preparing for and effectuating the listing of the Company’s common stock on any securities exchange; (xi) any applicable administrative agent fees or loan arranging fees incurred with respect to the Adviser’s portfolio investments, the Administrator or an affiliate thereof; (xii) any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Company (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses); (xiii) transfer agent, dividend agent and custodial fees and expenses; (xiv) federal and state registration fees; (xv) all costs of registration and listing shares of the Company’s common stock on any securities exchange; (xvi) federal, state and local taxes; (xvii) independent directors’ fees and expenses, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisers retained by, or at the discretion or for the benefit of, the independent directors; (xviii) costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Company’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Company and its activities; (xix) costs of any reports, proxy statements or other notices to shareholders, including printing costs; (xx) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xxi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs; (xxii) proxy voting expenses; (xxiii) all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Company, including in connection with any dividend reinvestment plan or direct stock purchase plan; (xxiv) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; (xxv) the allocated costs incurred by the Adviser and/or the Administrator in providing managerial assistance to those portfolio companies that request it; (xxvi) allocable fees and expenses associated with marketing efforts on behalf of the Company; (xxvii) all fees, costs and expenses of any litigation involving the Company or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Company’s affairs; (xxviii) fees, costs and expenses of winding up and liquidating the Company’s assets; and (xxix) all other expenses incurred by the Company, the Adviser or the Administrator in connection with administering the Company’s business. For the avoidance of doubt, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by us or our affiliates in connection with the offering of securities by us.

If any of the above expenses or other expenses are incurred jointly for the account of both us and any other investment funds or accounts sponsored or managed by our Adviser or its affiliates, such expenses will be allocated among us and such other funds or accounts in proportion to the size of the investment made by each fund or account in the activity or entity to which such expense relates, or in such other manner as our Adviser considers fair and equitable. To the extent that expenses to be borne by us are paid by our Adviser or an affiliate thereof, we will reimburse our Adviser or such affiliate for such expenses.

If our wholly owned subsidiaries SPV I and SPV II make investments they will bear all of their own organizational and operating fees, costs, expenses and liabilities and, as a result, we will indirectly bear these fees, costs, expenses and liabilities. SPV I and SPV II have the same investment strategy as the Company. SPV I and SPV II are our consolidated subsidiaries and we comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with SPV and SPV II. Our Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts as an investment adviser to SPV I and SPV II under Section 2(a)(20) of the 1940 Act by virtue of the fact that SPV I and SPV II are our wholly owned subsidiaries and are governed under the same advisory agreement. SPV I and SPV II each comply with the provisions relating to affiliated transactions and custody of the 1940 Act. U.S. Bank National Association serves as custodian and collateral agent for both SPV I and SPV II.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transactions. Our Board will review such procedures on an annual basis. See “Risk Factors — Risks Related to our Adviser and its Affiliates — We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest” in our 2024 Annual Report, which is incorporated by reference herein.

Transactions with Related Persons, Promoters and Certain Control Persons

Advisory Agreement

We have entered into an Advisory Agreement pursuant to which our Adviser provides us with certain management and administrative services. Our Adviser is responsible for the overall management of our business and activities pursuant to the Advisory Agreement. Our Adviser manages our loans and day-to-day operations, subject at all times to the terms and conditions set forth in the Advisory Agreement and such further limitations or parameters as may be imposed from time to time by our Board. Under the Advisory Agreement, our Adviser has contractual responsibilities to us, including to provide the Company with a management team (whether our Adviser’s own employees or individuals for which our Adviser has contracted with other parties to provide services to its clients), who will be our executive officers, and members of the investment committee. Our Adviser will use commercially reasonable efforts to perform its duties under the Advisory Agreement.

Administration Agreement

We have entered into an Administration Agreement pursuant to which our Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Administrator performs, or oversee the performance of, our required administrative services, which include, among other things, assisting us with the preparation of the financial records that we are required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. Our Administrator also assists us in determining and publishing our NAV, overseeing the preparation and filing of tax returns, printing and disseminating reports to shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to us by others. Our Administrator also provides (or cause to be provided) managerial assistance on our behalf to portfolio companies that have accepted our offer to provide such assistance.

Restricted Ability to Enter into Transactions with Affiliates

Our Adviser will be subject to a variety of conflicts of interest in making investments on our behalf. The 1940 Act prohibits or restricts our ability to engage in certain principal transactions and joint transactions with certain “close affiliates” and “remote affiliates.” For example, we are prohibited from buying or selling any security from or to any person who owns more than 25% of its voting securities or certain of that person’s affiliates (each is a “close affiliate”), or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. We consider our Adviser and certain of its affiliates, to be “close affiliates” for such purposes. We are prohibited under the 1940 Act from participating in certain principal transactions and joint transactions with a “remote affiliate” without the prior approval of the independent directors. Any person that owns, directly or indirectly, between 5% and 25% of our outstanding voting securities will be a “remote affiliate” for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of the independent directors.

We may, however, invest alongside our Adviser’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Adviser, acting on our behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. We may also invest alongside our Adviser’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and our Adviser’s allocation policy. An exemptive order issued by the SEC to us and certain of our affiliates on June 9, 2025 (the “Order”), that permits us, subject to certain terms and conditions, to participate in certain co-investment transactions with funds and accounts managed by our Adviser that otherwise would be prohibited under either or both of Section 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder, in accordance with the conditions to the Order. Subject to the Board’s oversight, the Order permits us to co-invest with our Adviser’s investment funds, accounts and investment vehicles in our Adviser’s originated loan transactions under certain enumerated conditions. Pursuant to the Order, the Board will oversee our participation in the co-investment program. As required by the Order, we have adopted, and the Board has approved, policies and procedures reasonably designed to ensure our compliance with the conditions of the Order, and the Adviser and our Chief Compliance Officer will provide reporting to the Board.

Our allocation policy provides that allocations among us and investment funds, accounts and investment vehicles managed by our Adviser and its affiliates will generally be made in a manner deemed to be fair and equitable over time which does not favor one client or group of clients, taking into consideration such factors as legal, regulatory and tax considerations, availability of capital for investment by the account, liquidity concerns and such other factors as deemed under the particular circumstances to be relevant in making the investment allocation determination as determined, in our case, by our Adviser as well as the terms of our governing documents and those of such investment funds, accounts and investment vehicles. It is our policy to base its determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, our targeted leverage level, our targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. We expect that these allocation determinations will be made similarly for investment funds, accounts and investment vehicles managed by our Adviser. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by our Adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of our Adviser’s clients, subject to the limitations described in the preceding paragraph, our Adviser will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, we may be limited in its ability to invest in any issuer in which an investment fund, account or investment vehicle managed by our Adviser has previously invested. Similar restrictions limit our ability to transact business with its officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to us. If we are prohibited by applicable law from investing alongside our Adviser’s investment funds, accounts and investment vehicles with respect to an investment opportunity, we will not participate in such investment opportunity.

Related-Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.

Placement Agent Arrangements

Third parties may act as placement agents or distributors to assist in the placement of shares of our common stock or our preferred stock to certain investors. Any placement fees associated with the placement agent services will be paid by our Adviser, with no reimbursement by us. The potential for the placement agents to receive compensation in connection with a shareholder’s investment in us presents a potential conflict of interest in recommending that such potential shareholder invest in us. The prospect of receiving, or the receipt of, additional compensation, as described above, by the placement agents may provide such placement agents and/or their salespersons with an incentive to favor sales of shares and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the placement agent does not receive additional compensation, or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations related to the shares of our common stock or our preferred stock.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of our Adviser.

Material Non-Public Information

Our Adviser’s investment professionals may serve as directors of, or in a similar capacity with, companies in which we will invest or in which we will consider making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Code of Business Conduct

We have adopted a Code of Business Conduct that applies to our principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of our Adviser that perform services on our behalf. There have been no material changes to our Code of Business Conduct or material waivers of the Code of Business Conduct that apply to our Chief Executive Officer or Chief Financial Officer. If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly file a Form 8-K with the SEC. We will provide any person, without charge, upon request, a copy of the Code of Business Conduct. To receive a copy, please provide a written request to: MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022, Attention: Chief Compliance Officer and Secretary, Saritha Reddy.

Hedging Transactions

Our Code of Ethics does not expressly prohibit board members, executive officers or employees of its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. Our common stock is not listed on any securities exchange and therefore hedging of our securities and or related activities are not applicable to us.

Insider Trading Policies

We have adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

License Agreement

We have entered into a license agreement (the “License Agreement”), pursuant to which MSD has granted us a non-exclusive license to use the name “MSD.” Under the License Agreement, we have a right to use the MSD name for so long as MSD or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “MSD” name or logo.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock, par value $0.001 per share (“Shares”), according to information furnished to us by such persons or publicly available filings, as of January 31, 2026 by: (1) our directors; (2) our executive officers; (3) our directors and executive officers as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 138,244,364 shares of common stock outstanding as of January 31, 2026. The number of Shares held by beneficial owners of 5% or more of our Shares is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to our Shares beneficially owned by such shareholder.

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(6)
Interested Directors
Robert Platek	406,358	*
Independent Directors
James Chapman	6,001	*
Jessica Whitt	0	*
Louisa (Lucy) Rodriguez	27,126	*
Executive Officers Who Are Not Directors
Saritha Reddy	19,054	*
Brian Williams	36,344	*
All Directors and Executive Officers as a Group (6 persons)(1)
5% Owners
Entities affiliated with Michael S. Dell(2)	34,512,827	25.0%
Susan L. Dell Separate Property Trust(3)	7,964,498	5.8%
Q West Holding, LLC(4)	7,889,755	5.7%

*	Less than 1%

(1) The address for each of the directors and officers of the Company is c/o MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, New York 10022.

(2) Based on Amendment No. 4 to Schedule 13G (the “MSD 13G”) jointly filed by and on behalf of each of MSD Capital, L.P. (“MSD Capital”), Noble Environmental Investments, LLC (“Noble Investments”), MSD Portfolio L.P. - Investments (“MSD Portfolio”), MSD Portfolio L.P. - MSD Personal Income (“MSD Personal Income”) and Michael S. Dell (collectively, the “MSD Reporting Persons”). Noble Investments is the direct owner of 29,203,161.07 shares and MSD Personal Income is the direct owner of 5,309,665.65 shares. MSD Portfolio indirectly owns Noble Investments through wholly-owned subsidiaries of MSD Portfolio, and MSD Portfolio may be deemed to beneficially own securities owned by Noble Investments. MSD Capital is the general partner of MSD Portfolio and MSD Personal Income and may be deemed to beneficially own securities owned by MSD Portfolio and MSD Personal Income. MSD Capital Management LLC (“MSD Capital Management”) is the general partner of MSD Capital and may be deemed to beneficially own securities owned by MSD Capital. Michael S. Dell is the owner of MSD Portfolio and the controlling member of MSD Capital Management and may be deemed to beneficially own securities owned by MSD Portfolio and MSD Capital Management. The address of the principal business office of each of MSD Capital, Noble Investments, MSD Portfolio and MSD Personal Income is 550 Madison Avenue, 20th Floor, New York, New York 10022. The address of the principal business office of Mr. Dell is c/o Dell, Inc., One Dell Way, Round Rock, Texas 78682.

(3) The address for Susan L. Dell Separate Property Trust is 60 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801. The number of shares beneficially owned is based on a filing made on Schedule 13G/A filed on November 14, 2024 jointly by each of Susan Lieberman Dell Separate Property Trust, Susan Lieberman Dell, Hexagon Trust Company, and Marc R. Lisker, and the internal records of the Company.

(4) The address for Q West Holding, LLC is Ooredeoo Tower (Building 14), Al Dafina Street (Street 801), Al Dafina (Zone 61), Doha, Qatar.

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director and executive officer as of January 31, 2026, stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned(1)
Interested Directors
Robert Platek	Over $100,000
Independent Directors
James Chapman	Over $100,000
Jessica Whitt	None
Louisa (Lucy) Rodriguez	Over $100,000
Executive Officers Who Are Not Directors
Saritha Reddy	Over $100,000
Brian Williams	Over $100,000

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

DESCRIPTION OF OUR CAPITAL STOCK

The following is a brief description of our securities registered pursuant to Section 12 of the Exchange Act. This description does not purport to be complete and is subject to and qualified in its entirety by reference to our Articles of Incorporation (as amended or supplemented from time to time, the “Charter”) or our Bylaws, each of which is incorporated by reference herein, and based on relevant portions of the Maryland General Corporation Law (“MGCL”). We encourage you to carefully review our Charter for additional information.

General

Our authorized stock consists of 200,000,000 shares of stock, of which 200,000,000 shares are classified as common stock, par value $0.001 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our common stock will develop in the future. There are no outstanding options or warrants to purchase our common stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, shareholders generally are not personally liable for the debts or obligations of the Company.

Each share of common stock entitles the holder thereof to one vote. The Board may classify or reclassify any unissued shares of common stock from time to time into one or more classes or series of stock by setting or changing the preferences, conversion or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series thereof.

As permitted by the MGCL, our Charter provides that the Board, without any action by our shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by the Certificate of Incorporation, the Charter, federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter also permits us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with Section 17(h) of the 1940 Act, we will not indemnify or protect any of our directors or officers against any liability to the Company or our shareholders to which the director would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Advisory Agreement provides that the Company will indemnify our Adviser and its affiliates (each, an “Indemnitee”) against any liabilities relating to the offering of its Shares or its business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, the Company’s interest and except to the extent arising out of the Indemnitee’s willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the Advisory Agreement. The Company may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification. In accordance with Section 17(h) of the 1940 Act, the Company will not indemnify or protect any director or officer of the Company against any liability to the Company or to its shareholders to which the director would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The Charter provides for a classified board of directors consisting of three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of the Company or removal of its incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of its management and policies.

Election of Directors

The Bylaws provide that a plurality of all votes cast at a meeting at which quorum is present, is sufficient to elect a director.

Number of Directors; Vacancies; Removal

The Charter provides that the number of directors is set only by the Board in accordance with the Bylaws. The Bylaws provide that a majority of the entire Board may, at any regular or special meeting called for such purpose, increase or decrease the number of directors. The Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, as amended, we will elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or (unless the charter provides for shareholder action by less than unanimous written consent, which the Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal indefinitely.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be made only (1) by or at the direction of the Board, (2) pursuant to the Company’s notice of meeting or (3) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. Nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the Bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Shareholder Meetings

The Charter provides that any action required or permitted to be taken by shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting. In addition, under the MGCL, in lieu of such a meeting, any such action may be taken by the unanimous written consent of the shareholders. The Bylaws also provide that, except as otherwise required by law, special meetings of the shareholders can only be called by the Chairman of the Board, the Chief Executive Officer, the President, the Board or, upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting and subject to procedures set forth in the Bylaws for a shareholder requested special meeting, the Secretary. In addition, the Bylaws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting of shareholders, including proposed nominations of candidates for election to the Board. Shareholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a shareholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the shareholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next shareholder meeting shareholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of the Board

Special meetings of the Board may be called by or at the request of the Chair of the Board, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without notice other than such resolution.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions, if declared advisable by the Board, by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.

Our Charter and the MGCL also permit amendments to our Charter to increase or decrease authorized shares with the approval of the Board of Directors and without stockholder authorization.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, our Charter provides that shareholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights.

The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the Board approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested Shareholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested shareholder becomes an interested shareholder. We expect our Board to adopt a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Maryland Circuit Court”) (or, if the Maryland Circuit Court does not have jurisdiction, the federal district court for the District of Maryland) (the “Exclusive Forum”) shall be the sole and exclusive forum for (a)(i) any action asserting an Internal Corporate Claim, as such term is defined in the MGCL (other than any action arising under federal securities laws), including, without limitation, (ii) any action asserting a claim of breach of the applicable standard of conduct or any duty owed by any director or officer or other employee of the Company to the Company or to the shareholders of the Company or (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the Charter or Bylaws, or (b) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine. For the avoidance of doubt, none of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Company consents in writing to such court. The exclusive forum selection provision of the Bylaws, Article XIII, does not apply to claims brought to enforce a duty or liability created by the Securities Act of 1933, as amended, the Exchange Act, or the 1940 Act, or any other claim for which the federal courts have exclusive jurisdiction. With respect to an action or proceeding in the Maryland Circuit Court governed by the Bylaws, the Corporation and the shareholders shall be deemed to have consented to the assignment of the action or proceeding to the Business and Technology Case Management Program for the State of Maryland (or any successor program governing complex corporate proceedings).

The exclusive forum selection provision in our Bylaws, could limit shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or other agents. In addition, shareholders may have to bring suit in an inconvenient and unfavorable forum. There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision. The exclusive forum selection provision in our Bylaws may limit shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, which could materially adversely affect our business, financial condition and results of operations.

Transfer and Resale Restrictions

Shares of the Company may not be directly or indirectly sold, transferred, assigned, pledged, hypothecated or otherwise disposed of without the prior written consent of our Adviser, which consent may be given or withheld in the sole discretion of our Adviser. Any costs associated with a transfer by a shareholder may be borne by such shareholder.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making activities or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker- dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the Securities Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan pursuant to which shareholders may elect to have their distributions automatically reinvested in additional shares of our common stock, rather than receiving distributions. As a result, if the Board authorizes, and we declare, a distribution, then shareholders who have opted into our distribution reinvestment plan will have their distribution automatically reinvested in additional shares of the Company rather than receiving the distribution in cash, calculated by dividing the total dollar amount of the distribution payable to such participant by the NAV per share of our common stock as of the end of the fiscal quarter immediately preceding the date such distribution was declared. Any fractional share of the Company’s common stock otherwise issuable to a participant in the distribution reinvestment plan will instead be paid in cash.

No action is required on the part of a registered shareholder to receive his, her, or its dividend in cash. A registered shareholder that wishes to participate in the distribution reinvestment plan must notify U.S. Bank Global Fund Services in writing no later than ten calendar days prior to the record date for any dividend or other distribution and such election will remain in place until the shareholder notifies U.S. Bank Global Fund Services otherwise, in writing, no later than ten calendar days prior to the record date fixed by the Board for the first dividend or other distribution for which such shareholder wishes its new election to take effect.

The reinvestment of distributions does not relieve a participant in the distribution reinvestment plan of any income tax liability that may be payable on the distributions. Prospective investors are urged to consult their tax advisors with respect to the tax consequences of the distribution reinvestment plan.

We will pay the plan administrator’s service fee, if any, and expenses for administering the distribution reinvestment plan. There will be no brokerage charges or other charges to shareholders who participate in the distribution reinvestment plan.

See our distribution reinvestment plan, which is filed as an exhibit to our registration statement for this exchange offer, for more information. All correspondence related to the updating of a shareholder’s Dividend Reinvestment Program election should be directed to BDT & MSD Investor Relations: IR@bdtmsd.com | 312-761-6100.

REGULATION

The information in “Business — Regulation as a Business Development Company” in Part I,  Item 1 of our 2024 Annual Report is incorporated by reference herein.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank Trust Company, National Association. The address of the custodian is 60 Livingston Avenue, Saint Paul, Minnesota 55107. U.S. Bancorp Fund Services, LLC, d/b/a/ U.S. Bank Global Fund Services, a Wisconsin limited liability company, acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of the transfer agent is 777 East Wisconsin Ave., 4th Floor, Milwaukee, Wisconsin 53202.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer is not expected to constitute a taxable exchange for U.S. federal income tax purposes. Provided the exchange does not constitute a taxable exchange for U.S. federal income tax purposes:

•	you will not recognize taxable gain or loss as a result of such exchange;

•	the holding period of the Exchange Notes you will receive will include the holding period of the notes exchanged; and

•	the adjusted tax basis of the Exchange Notes you will receive will be the same as the adjusted tax basis of the notes you exchange determined immediately before the registered exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes are urged to consult their tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

For additional information see “Risk Factors” in Part 1, Item 1A of our 2024 Annual Report, which is incorporated by reference herein.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 30 Rockefeller Plaza, 41st Floor, New York, New York 10112, is the independent registered public accounting firm of the Company.

The consolidated financial statements of the Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters regarding the Exchange Notes have been passed upon for the Company by Kirkland & Ellis LLP, Los Angeles, California and Miles & Stockbridge P.C., Maryland counsel for the Company. Eversheds Sutherland (US) LLP, Washington, D.C. acts as counsel to the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by contacting Investor Relations by telephone at (212) 303-5499, by email at IR@bdtmsd.com or mailing your request to MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, New York 10022. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. In addition, each of our and our Adviser’s code of ethics is also available on the EDGAR Database http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document.

We incorporate by reference into this prospectus our filings listed below; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•	our 2024 Annual Report, filed with the SEC on March 19, 2025 (File No. 814-01481);

•

our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, filed with the SEC on May 15, 2025, our Quarterly Report on Form 10-Q for the fiscal quarter ended June  30, 2025, filed with the SEC on August  14, 2025 and our Q3 2025 Quarterly Report, filed with the SEC on November  14, 2025 (File No. 814-01481);

•

those portions of our Definitive Proxy Statement on Schedule 14A for our 2025 Annual Meeting of Shareholders, filed with the SEC on March  27, 2025, that are incorporated by reference in our 2024 Annual Report; and

•

our Current Reports on Form 8-K (File No.  814-01481) (other than information furnished rather than filed) filed with the SEC on March 5, 2025, March  7, 2025, March  28, 2025, April  2, 2025, May  5, 2025, September  4, 2025, September  10, 2025, September  24, 2025, October  1, 2025, October  31, 2025, November  10, 2025, November  13, 2025, November  28, 2025, December  2, 2025, December  5, 2025 and December 16, 2025.

See “Available Information” above for information on how to obtain a copy of these filings.

MSD Investment Corp.

Offer to Exchange

$500,000,000 aggregate principal amount of 6.250% Notes due 2030

For

$500,000,000 aggregate principal amount of 6.250% Notes due 2030

Registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

We have not authorized anyone to provide any information other than that contained in this prospectus or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information others may give you. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

,

PART C

Other Information

Item 15. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter also permits us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with Section 17(h) of the 1940 Act, we will not indemnify or protect any director or officer of the Company against any liability to the Company or to its shareholders to which the director would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Part C-1

The Advisory Agreement provides that the Company will indemnify our Adviser and its affiliates (each, an “Indemnitee”) against any liabilities relating to the offering of its Shares or its business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, the Company’s interest and except to the extent arising out of the Indemnitee’s willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the Advisory Agreement. The Company may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification. In accordance with Section 17(h) of the 1940 Act, the Company will not indemnify or protect any director or officer of the Company against any liability to the Company or to its shareholders to which the director would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Exhibit Number	Description of Exhibits
(1)(a)	Articles of Incorporation effective as of January 1, 2022 (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form 10 (File No. 000-56375) filed on February 8, 2022)

(1)(b)	Articles of Amendment, dated November 6, 2024 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 6, 2024)

(1)(c)	Articles of Amendment of MSD Investment Corp. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on December 16, 2025)

(2)	Amended and Restated By Laws (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form 10 (File No. 000-56375) filed on March 8, 2022)

(5)(a)	Indenture, dated as of November 15, 2023, by and between MSD BDC CLO I, LLC and U.S. Bank Trust Company, National Association. (incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K filed on March 25, 2024)

(5)(b)	Note Purchase Agreement, dated August 7, 2024, by and between MSD Investment Corp. and the purchasers party thereto (incorporated by reference to Exhibit 10.22 to the Company’s Quarterly Report on Form 10-Q filed on August 14, 2024)

(5)(c)	Note Purchase Agreement, dated November 20, 2024, by and between MSD Investment Corp. and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 22, 2024)

(5)(d)	Indenture, dated as of April 2, 2025, by and between MSD Investment Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 2, 2025)

Part C-2

Exhibit Number	Description of Exhibits

(5)(e)	First Supplemental Indenture, dated as of April 2, 2025, relating to the 6.250% Notes due 2030, between MSD Investment Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 2, 2025)

(5)(f)	Form of 6.250% Notes due 2030 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on April 2, 2025)

(5)(g)	Registration Rights Agreement, dated as of April 2, 2025, relating to the 6.250% Notes due 2030 by and among the Company and J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., SMBC Nikko Securities America, Inc. and TCBI Securities, Inc. doing business as Texas Capital Securities (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on April 2, 2025)

(5)(h)	Second Supplemental Indenture, dated as of December 5, 2025, relating to the 6.125% Notes due 2031, between MSD Investment Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on December 5, 2025)

(5)(i)	Form of 6.125% Notes due 2031 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on December 5, 2025)

(5)(j)	Registration Rights Agreement, dated as of December 5, 2025, relating to the 6.125% Notes due 2031 by and among the Company and J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc.

(6)(a)	Investment Advisory Agreement between the Company and the Prior Adviser effective January 1, 2023 (incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed on March 23, 2023)

(6)(b)	Amendment No. 1 to Investment Advisory Agreement by and among the Company, the Prior Adviser and the Adviser, dated as of June 30, 2025 (incorporated by reference to the corresponding exhibit number to the Company’s Pre-Effective Registration Statement on Form N-14 (File No. 333-292307), filed on December 19, 2025)

(9)(a)	Custody Agreement between the Company and U.S. Bank National Association (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form 10 (File No. 000-56375) filed on February 8, 2022)

(9)(b)	First Amendment to the Custody Agreement between the Company and U.S. Bank National Association (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed on March 23, 2023)

(11)(a)	Opinion of Miles & Stockbridge P.C.*

(11)(b)	Opinion of Kirkland & Ellis LLP*

(12)	Opinion and Consent of Kirkland & Ellis LLP supporting tax matters and consequences to Noteholders discussed in the prospectus*

(13)(a)	Administration Agreement between the Company and the Administrator effective January 1, 2023 (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed on March 23, 2023)

(13)(b)	Amendment No. 1 to the Administration Agreement by and among the Company, the Prior Administrator and the Administrator, dated as of August 11, 2025 (incorporated by reference to the corresponding exhibit number to the Company’s Pre-Effective Registration Statement on Form N-14 (File No. 333-292307), filed on December 19, 2025)

Part C-3

Exhibit Number	Description of Exhibits
(13)(c)	Distribution Reinvestment Plan (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 (File No. 000-56375) filed on February 8, 2022)

(13)(d)	Transfer Agent Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form 10 (File No. 000-56375) filed on February 8, 2022)

(13)(e)	Loan Financing and Servicing Agreement by and among MSD BDC SPV I, LLC as borrower, the Company as equity-holder and servicer, each of the lenders from time to time party thereto, Deutsche Bank AG, New York Branch as facility agent and U.S. Bank National Association as collateral agent and collateral custodian. (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10 (File No. 000-56375) filed on February 8, 2022)

(13)(f)	Amendment No.1 to the Loan Financing and Servicing Agreement by and among MSD BDC SPV I, LLC as borrower, the Company as equity-holder and servicer, each of the lenders from time to time party thereto, Deutsche Bank AG, New York Branch as facility agent and U.S. Bank National Association as collateral agent and collateral custodian (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K filed on March 23, 2023)

(13)(g)	Amendment No. 2 to the Loan Financing and Servicing Agreement by and among MSD BDC SPV I, LLC as borrower, the Company as equity-holder and servicer, each of the lenders from time to time party thereto, Deutsche Bank AG, New York Branch as facility agent and U.S. Bank National Association as collateral agent and collateral custodian (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed on March 23, 2023)

(13)(h)	Amendment No. 4 to the Loan Financing and Servicing Agreement by and among MSD BDC SPV I, LLC, as borrower, the several banks and other financial institutions or entities that are party thereto from time to time, as lenders, Deutsche Bank AG, New York Branch as facility agent, U.S. Bank Trust Company National Association as collateral agent and U.S. Bank National Association as collateral custodian (incorporated by reference to Exhibit 10.20 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2024)

(13)(i)	Revolving Credit Agreement by and among the Company as borrower, MSD Portfolio, L.P. - Investments as Guarantor and Bank of America, N.A. as the administrative agent, the sole lead arranger, the sole bookrunner, the structuring agent, the letter of credit issuer and a lender (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form 10 (File No. 000-56375) filed on February 8, 2022)

(13)(j)	First Amendment to the Revolving Credit Agreement by and among the Company as borrower, MSD Portfolio, L.P. - Investments as Guarantor and Bank of America, N.A. as the administrative agent, the sole lead arranger, the sole bookrunner, the structuring agent, the letter of credit issuer and a lender (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed on March 25, 2024)

(13)(k)	Loan and Servicing Agreement by and among MSD BDC SPV II, LLC as borrower, Citizens Bank N.A as lender and administrative agent, MSD Investment Corp. as collateral manager, the other lenders party thereto, U.S. Bank Trust Company, National Association as collateral agent, and U.S. Bank National Association as account bank and collateral custodian. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 21, 2023)

(13)(l)	Amendment No. 1 to Loan and Servicing Agreement by and among MSD BDC SPV II, LLC as borrower, Citizens Bank N.A as lender and administrative agent, MSD Investment Corp. as collateral manager, the other lenders party thereto, U.S. Bank Trust Company, National Association as collateral agent, and U.S. Bank National Association as account bank and collateral custodian (incorporated by reference to Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2023)

Part C-4

Exhibit Number	Description of Exhibits
(13)(m)	Amendment No. 2 to the Loan and Servicing Agreement by and among MSD BDC SPV II, LLC, as borrower, Citizens Bank, N.A. as a required lender, a lender, and administrative agent, MSD Investment Corp. as collateral manager, Everbank, N.A. as a lender, Texas Capital Bank as a lender, Western Alliance Bank as a lender, U.S. Bank Trust Company, National Association as collateral agent, and U.S. Bank National Association as account bank and collateral custodian (incorporated by reference to Exhibit 10.19 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2024)

(13)(n)	Amendment No. 3 to the Loan and Servicing Agreement by and among MSD BDC SPV II, LLC, as borrower, Citizens Bank, N.A. as a required lender, a lender, and administrative agent, MSD Investment Corp. as collateral manager, Everbank, N.A. as a lender, Texas Capital Bank as a lender, Western Alliance Bank as a lender, U.S. Bank Trust Company, National Association as collateral agent, and U.S. Bank National Association as account bank and collateral custodian (incorporated by reference to Exhibit 10.21 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2024)

(13)(o)	Amendment No. 4 to the Loan and Servicing Agreement, dated September 18, 2025, by and among the Company, as collateral manager, MSD BDC SPV II, LLC, as borrower, Citizens Bank N.A as lender and administrative agent, the other lenders party thereto, U.S. Bank Trust Company, National Association as collateral agent, and U.S. Bank National Association as account bank and collateral custodian (incorporated by reference to Exhibit 10.26 to the Company’s Quarterly Report on Form 10-Q filed on November 14, 2025)

(13)(p)	Collateral Management Agreement, dated November 15, 2023, by and between MSD BDC CLO I, LLC and MSD Partners, L.P. (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K filed on March 25, 2024)

(13)(q)	Master Transfer Agreement, dated as of November 15, 2023, by and between MSD Investment Corp., as seller, and MSD BDC CLO I, LLC, as purchaser. (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed on March 25, 2024)

(13)(r)	Senior Secured Credit Agreement by and among MSD Investment Corp., as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 26, 2024)

(13)(s)	Commitment Increase Agreement by and among MSD Investment Corp., as borrower, Royal Bank of Canada, Deutsche Bank AG, New York Branch, and U.S. Bank National Association, as the assuming lenders, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 4, 2025)

(13)(t)	Commitment Increase Agreement by and among MSD Investment Corp., as borrower, BNP Paribas as the assuming lender, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 1, 2025)

(14)(a)	Consent of Deloitte & Touche LLP*

(14)(b)	Report of Deloitte & Touche LLP regarding the senior securities table (incorporated by reference to the corresponding exhibit number to the Company’s Pre-Effective Registration Statement on Form N-14 (File No. 333-292307), filed on December 19, 2025)

(16)	Power of Attorney (incorporated by reference to the corresponding exhibit number to the Company’s Pre-Effective Registration Statement on Form N-14 (File No. 333-292307), filed on December 19, 2025)

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association (incorporated by reference to the corresponding exhibit number to the Company’s Pre-Effective Registration Statement on Form N-14 (File No. 333-292307), filed on December 19, 2025)

Part C-5

Exhibit Number	Description of Exhibits

(17)(b)	Form of Letter of Transmittal*

(18)	Filing Fees Table (incorporated by reference to the corresponding exhibit number to the Company’s Pre-Effective Registration Statement on Form N-14 (File No. 333-292307), filed on December 19, 2025)

*	Filed herewith

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

6

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 2nd day of February 2026.

MSD INVESTMENT CORP.

By:	/s/ Robert Platek
Name: Robert Platek
Title: Chief Executive Officer

By:	/s/ Brian S. Williams
Name: Brian S. Williams
Title: Chief Financial Officer (Principal Accounting Officer) & Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Platek Robert Platek	Chief Executive Officer, President, Director and Chairman	February 2, 2026

/s/ Brian S. Williams Brian S. Williams	Chief Financial Officer (Principal Accounting Officer) & Treasurer	February 2, 2026

* Louisa Rodriguez	Director	February 2, 2026

* James Chapman	Director	February 2, 2026

* Jessica Whitt	Director	February 2, 2026

*By:	/s/ Brian S. Williams
Brian S. Williams
As Agent or Attorney-in-Fact

February 2, 2026

The original powers of attorney authorizing Brian Williams and Saritha Reddy to execute the Registration Statement, and any amendments thereto, for each person who is a signatory thereto on whose behalf this Amendment is filed have been executed and filed as an Exhibit hereto.